FIDELITY
AGGRESSIVE GROWTH
FUND
(FORMERLY FIDELITY EMERGING GROWTH FUND)

(2_FIDELITY_LOGOS)

ANNUAL REPORT
NOVEMBER 30, 1998

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      10  A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             11  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    19  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   23  Footnotes to the financial statements.

REPORT OF INDEPENDENT   28  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           29

PROXY VOTING RESULTS    30


Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998      PAST 1  PAST 5   LIFE OF
                                     YEAR    YEARS    FUND

FIDELITY AGGRESSIVE GROWTH           27.89%  146.79%  417.05%

Russell Midcap Growth                8.20%   109.62%  n/a

Russell 2000 (registered trademark)  -6.62%  70.62%   243.58%

Mid-Cap Funds Average                3.34%   91.77%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 28, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell Midcap Growth Index - a market capitalization-weighted index of U.S. domiciled medium-capitalization growth oriented stocks and the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 309 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998  PAST 1  PAST 5  LIFE OF
                                 YEAR    YEARS   FUND

FIDELITY AGGRESSIVE GROWTH       27.89%  19.80%  23.02%

Russell Midcap Growth            8.20%   15.95%  n/a

Russell 2000                     -6.62%  11.27%  16.84%

Mid-Cap Funds Average            3.34%   13.62%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Fidelity Emerging Mar       Russell MidCap
             00324                       RS012
    1990/12/31    10000.00                    10000.00
    1991/01/31    11481.11                    10749.93
    1991/02/28    12097.42                    11696.15
    1991/03/31    12962.23                    12307.38
    1991/04/30    12892.64                    12198.06
    1991/05/31    13767.40                    12814.58
    1991/06/30    12803.18                    12116.37
    1991/07/31    14095.43                    12727.59
    1991/08/31    15009.94                    13125.48
    1991/09/30    15119.28                    13110.20
    1991/10/31    15337.97                    13404.64
    1991/11/30    14721.67                    12962.09
    1991/12/31    16709.92                    14702.91
    1992/01/31    16760.18                    14833.38
    1992/02/29    16503.44                    14865.71
    1992/03/31    15445.65                    14255.07
    1992/04/30    14983.52                    13982.37
    1992/05/31    15168.37                    14009.40
    1992/06/30    14408.41                    13592.71
    1992/07/31    15106.75                    14198.65
    1992/08/31    14634.35                    14012.93
    1992/09/30    15096.48                    14319.72
    1992/10/31    16144.00                    14751.10
    1992/11/30    17376.36                    15683.22
    1992/12/31    18106.25                    15983.54
    1993/01/31    18682.87                    16172.20
    1993/02/28    17961.44                    15674.40
    1993/03/31    18481.29                    16128.12
    1993/04/30    18343.37                    15465.77
    1993/05/31    19945.37                    16195.71
    1993/06/30    20146.94                    16129.30
    1993/07/31    20072.68                    16078.17
    1993/08/31    20847.15                    17013.22
    1993/09/30    21176.04                    17216.57
    1993/10/31    21685.28                    17493.98
    1993/11/30    20825.94                    17087.28
    1993/12/31    21705.02                    17772.55
    1994/01/31    22337.92                    18229.80
    1994/02/28    22210.71                    18073.46
    1994/03/31    21027.67                    17221.28
    1994/04/30    21116.71                    17179.55
    1994/05/31    20302.58                    17204.82
    1994/06/30    18877.83                    16464.30
    1994/07/31    19590.21                    16920.36
    1994/08/31    21027.67                    17930.06
    1994/09/30    20925.90                    17633.85
    1994/10/31    21930.85                    17938.88
    1994/11/30    21091.27                    17147.81
    1994/12/31    21666.26                    17388.19
    1995/01/31    21092.41                    17597.41
    1995/02/28    22074.34                    18533.65
    1995/03/31    23005.26                    19268.29
    1995/04/30    23783.15                    19430.50
    1995/05/31    24765.09                    19908.90
    1995/06/30    27506.84                    20815.16
    1995/07/31    30745.94                    22125.18
    1995/08/31    31179.52                    22367.32
    1995/09/30    31906.41                    22865.12
    1995/10/31    31523.84                    22287.39
    1995/11/30    31128.51                    23283.57
    1995/12/31    29453.73                    23296.50
    1996/01/31    29857.03                    23707.90
    1996/02/29    31648.72                    24604.76
    1996/03/31    31648.72                    24798.12
    1996/04/30    33667.71                    25996.47
    1996/05/31    34978.05                    26527.18
    1996/06/30    33640.97                    25725.54
    1996/07/31    30338.38                    23728.47
    1996/08/31    31621.98                    25010.87
    1996/09/30    34322.88                    26599.47
    1996/10/31    33440.41                    26287.98
    1996/11/30    35258.84                    27836.61
    1996/12/31    34107.09                    27367.62
    1997/01/31    36476.58                    28578.31
    1997/02/28    34608.07                    27949.21
    1997/03/31    32373.98                    26369.87
    1997/04/30    33105.13                    27015.73
    1997/05/31    36192.24                    29436.66
    1997/06/30    37221.27                    30251.30
    1997/07/31    41025.99                    33146.83
    1997/08/31    40538.56                    32823.19
    1997/09/30    43056.98                    34484.48
    1997/10/31    39820.94                    32757.87
    1997/11/30    40186.52                    33102.23
    1997/12/31    40740.26                    33536.80
    1998/01/31    40483.71                    32932.97
    1998/02/28    44356.52                    36029.32
    1998/03/31    46886.75                    37539.50
    1998/04/30    47644.10                    38049.28
    1998/05/31    45854.00                    36484.15
    1998/06/30    50535.79                    37516.46
    1998/07/31    50983.32                    35909.37
    1998/08/31    41120.57                    29055.85
    1998/09/30    46301.53                    31253.77
    1998/10/31    47850.65                    33554.87
    1998/11/30    51396.41                    35818.30

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Aggressive Growth Fund on December 31, 1990, shortly after the fund started. As the chart shows, by November 30, 1998, the value of the investment would have grown to $51,396 - a 413.96% increase on the initial investment. For comparison, look at how the Russell Midcap Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $35,818 - a 258.18% increase. Beginning with this report, the fund will compare its performance to that of the Russell Midcap Growth Index rather than the Russell 2000 Index. The Russell Midcap Growth index more closely reflects the fund's investment strategy.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short
months earlier would not keep
positive investor sentiment down.
For the 12-month period ending
November 30, 1998, the Dow -
an index of 30 blue-chip stocks -
returned 18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level
off is impossible to predict.

An interview with Erin Sullivan, Portfolio Manager of Fidelity
Aggressive Growth Fund

Q. HOW DID THE FUND PERFORM, ERIN?
A. Very well. For the 12-month period that ended November 30, 1998, the fund had a total return of 27.89%. This outperformed both the Russell Midcap Growth Index, which returned 8.20%, and the mid-cap funds average as measured by Lipper Analytical Services, which returned 3.34% for the same 12-month period.
Q. YOU BEAT YOUR MID-CAP BENCHMARK AND PEER GROUP BY A STAGGERING AMOUNT. IN FACT, YOU EVEN TOPPED THE ONE-YEAR 23.66% RETURN OF THE LARGE-CAPITALIZATION ORIENTED STANDARD & POOR'S 500 INDEX. WHAT MADE THE DIFFERENCE?
A. The fund outperformed its index and peer group largely on the strength of its overweighted positions in technology and health care. There were some strong stock performers within those two groups, which produced significant returns for the fund's shareholders. Combined, the technology and health care sectors represented well over 50% of the fund's investments at the end of the period, and overall both performed very well.
Q. ON JANUARY 29, 1999, THE FUND WILL CHANGE ITS NAME FROM FIDELITY EMERGING GROWTH FUND TO FIDELITY AGGRESSIVE GROWTH FUND, AND THE FUND'S INVESTMENT POLICIES WILL BE MODIFIED. WHY?
A. Let's start with a little background: The fund's investment policy has been to seek capital appreciation by investing in equity securities of emerging-growth companies and, under normal conditions, to invest at least 65% of its total assets in such securities. The fund focused on companies with market caps of $5 billion or less, but emerging-growth companies - those in the development stage of their life cycle with accelerated earnings or revenue growth potential - may be of any size. With the name change to Aggressive Growth, the fund will continue to invest in companies with the potential for accelerated revenue growth and will focus its investments in medium-sized companies. The fund will also retain its ability to make broad, substantial investments in larger or smaller companies.
Q. STARTING WITH THIS REPORT, THE FUND WILL COMPARE ITS PERFORMANCE TO THE RUSSELL MIDCAP GROWTH INDEX RATHER THAN THE RUSSELL 2000 INDEX . .
 .
A. That's right. Given the fund's focus on stocks with significant earnings growth, the Russell Midcap Growth Index more closely reflects the fund's investment strategy than the Russell 2000 Index, which measures the performance of small-cap U.S. companies. The Midcap Growth index focuses more on mid-cap companies with strong growth potential rather than small-cap growth and value stocks.
Q. MANY OF THE FUND'S TOP HOLDINGS AT THE END OF THE PERIOD WERE OF THE LARGE-CAP VARIETY. WHY?
A. Determining which will be the fastest earnings-growth companies is first and foremost what drives investment decisions for the fund.The fund has always been run with an aggressive, earnings-growth focus. During the period, those best opportunities seemed to be in larger companies, particularly in the technology and health care sectors. The stock market, which has performed extremely well over the past several years, has awarded the fastest-growing companies very high price/earnings (P/E) ratios very quickly. Look at Yahoo! for example. The company already has a $20 billion market value, and a significant multiple of revenues for a relatively young company, meaning its stock price is high compared to the company's revenue. Additionally, there has been significant consolidation activity across industries, and several fast-growing larger companies with high P/E multiples have used their rich multiples to bolster their market position. For example, this might mean buying a smaller company with an interesting product that allows the combined companies to offer a more complete solution to their customers. Or, it might mean acquiring a regional company, so the two companies combined can take advantage of a national presence and gain market share. These kinds of mergers and acquisitions are impacting market capitalization, since attractive smaller companies are being bought.
Q. SIX OF THE FUND'S TOP EIGHT STOCKS ARE NEW COMPARED TO SIX MONTHS AGO. WHAT CAN YOU TELL US ABOUT YOUR STRATEGY BEHIND THESE MOVES?
A. This is partly due to the market consolidation we just talked about; if I owned two companies that merged, the combined holding became larger in the fund. As an example, the fund had separate holdings in WorldCom and MCI, and the merger that resulted in MCI WorldCom made that company the fund's fourth-largest holding. Another reason for new names appearing in the fund's top holdings is that I took advantage of the market correction in October to increase exposure to certain stocks that looked particularly attractive, especially in the networking area.
Q. REGARDING THE PERFORMANCE OF THE FUND OVER THE PAST YEAR, WHAT SPECIFIC STOCKS BENEFITED PERFORMANCE? WHAT HOLDINGS PROVED TO BE DISAPPOINTMENTS?
A. Internet stocks America Online and Yahoo! were top performers, as each benefited from the increased use of the Web by consumers, and fast earnings growth driven by traditional advertisers spending money to advertise on the Internet. I later sold Yahoo! to take some profits for the fund. Medtronic, which has a very solid pacemaker franchise within the medical technology sector, produced strong returns. Drug-store chain CVS was also a very strong performer and has done a phenomenal job of integrating its acquisition of another drug-store chain, Revco. As far as detractors go, French telecommunication-related company Alcatel corrected significantly after announcing a bleak order outlook for the future. Computer superstore CompUSA missed sales expectations and revenue trends were discouraging. The fund no longer owns Alcatel or CompUSA.
Q. TECHNOLOGY, WHICH REPRESENTED APPROXIMATELY 24% OF THE FUND'S TOTAL INVESTMENTS A YEAR AGO, WAS ABOUT 37% AT THE END OF THE PERIOD. WHAT DROVE YOUR INTEREST IN THIS SECTOR?
A. The increase in the fund's technology weighting was partly due to additional buying of technology names, and partly due to the strong stock performance of the sector. Fundamentals - or the basic business profile - for the group improved over the past year for a few reasons, one of which was the completion of a significant inventory correction. When Asia ran into its economic woes in late 1997, worldwide demand for PCs and related components weakened, causing excess inventory. Company revenue growth suffered as the distribution channel reduced inventory levels to match demand. By the third quarter, however, much of the inventory correction was behind us and when companies began reporting their results, revenue growth more closely matched the underlying robust demand trends. After a few quarters of missed estimates, many companies actually started reporting significant upside earnings surprises in the third quarter. A second factor that benefited the technology industry was the three interest-rate cuts made by the Federal Reserve Board. Interest-rate cuts generally help boost the entire stock market, and particularly benefit stocks with high P/E ratios, which is the case with many technology names.
Q. WHAT'S YOUR OUTLOOK FOR THE FUND, ERIN?
A. The fund will continue to focus on the fastest earnings-growth companies. The health care sector looks attractive given the strong secular growth rates - meaning this sector is less susceptible to a recession; people will need health care regardless of economic conditions. As I mentioned, technology still looks strong and the companies are no longer being negatively affected by the inventory correction caused by the Asian crisis earlier in the year. But given the Year 2000 concerns, I think technology will continue to be a volatile area, and I'll have to pay close attention to underlying demand.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ERIN SULLIVAN ON HER
STOCK PICKING PHILOSOPHY:
"When I choose stocks for the fund, I
focus on the fastest-earnings growth
companies. A company's revenue
growth can be enhanced in many
ways. Strong revenues can be driven
by new markets, which I find
particularly appealing because the
growth rates are very high. New
markets present a company with a
huge opportunity to grow
significantly. The Internet is a
perfect example. It's not
unprecedented for stock valuations
in a new market to get stratospheric,
which has been the case with many
Internet stocks. The other things I
really like in terms of stocks with
revenue growth potential are new
products and new services. I also
look for companies with
cost-effective alternatives to current
practices - whether a product or
service - allowing the company to
potentially gain significant market
share. I really prefer strong unit
growth to revenue growth driven by
pricing. By that I mean I'd rather
see a company sell more units of
what it offers to increase profits,
rather than simply raise prices, since
the ability to raise prices can erode
quickly, which can very negatively
impact earnings. I also look for
companies in markets that are
growing very fast, have strong balance
sheets, strong cash flows and the
financial flexibility to take advantage
of acquisition opportunities."

FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing in stocks of
companies that offer the
potential for accelerated
growth
FUND NUMBER: 324
TRADING SYMBOL: FDEGX
START DATE: December 28, 1990
SIZE: as of November 30,
1998, more than $2.5 billion
MANAGER: Erin Sullivan, since
1997; manager, Fidelity Select
Software and Computer Services
Portfolio, 1997; Fidelity Select
Retailing Portfolio, 1995-1997;
joined Fidelity in 1991
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER 30, 1998

                                          % OF FUND'S   % OF FUND'S INVESTMENTS
                                          INVESTMENTS   IN THESE STOCKS
                                                        6 MONTHS AGO

CVS Corp.                                  4.7           4.1

Cisco Systems, Inc.                        4.4           1.9

Medtronic, Inc.                            4.2           4.3

MCI WorldCom, Inc.                         4.2           3.6

Ascend Communications, Inc.                4.1           0.6

Warner-Lambert Co.                         3.1           0.0

America Online, Inc.                       2.7           1.3

Qwest Communications International, Inc.   2.5           0.1

Safeway, Inc.                              2.5           2.1

BMC Software, Inc.                         2.4           4.3



TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1998

                                                 % OF FUND'S   % OF FUND'S INVESTMENTS
                                                 INVESTMENTS   IN THESE MARKET SECTORS
                                                               6 MONTHS AGO

TECHNOLOGY                                        37.1          30.3

HEALTH                                            19.1          24.6

RETAIL & WHOLESALE                                11.4          18.8

MEDIA & LEISURE                                   8.7           4.6

UTILITIES                                         7.4           5.3


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF NOVEMBER 30, 1998* AS OF MAY 31, 1998**
ROW: 1, COL: 1, VALUE: 96.59999999999999
ROW: 1, COL: 2, VALUE: 3.4
STOCKS  95.6%
SHORT-TERM
INVESTMENTS 4.4%
FOREIGN
INVESTMENTS 3.9%
STOCKS  96.6%
SHORT-TERM
INVESTMENTS 3.4%
FOREIGN
INVESTMENTS 3.9%
ROW: 1, COL: 1, VALUE: 95.59999999999999
ROW: 1, COL: 2, VALUE: 4.4
*
**


INVESTMENTS NOVEMBER 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 96.6%

                                                              SHARES                  VALUE (NOTE 1)
                                                                                      (000S)

AEROSPACE & DEFENSE - 0.3%

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.                                         120,000                $ 6,968

CONSTRUCTION & REAL ESTATE - 0.2%

BUILDING MATERIALS - 0.2%

Masco Corp.                                                    200,000                 5,775

DURABLES - 0.7%

AUTOS, TIRES, & ACCESSORIES - 0.1%

TRW, Inc.                                                      40,000                  2,203

CONSUMER ELECTRONICS - 0.6%

Newell Co.                                                     350,000                 15,488

HOME FURNISHINGS - 0.0%

Leggett & Platt, Inc.                                          6,300                   143

Linens'n Things, Inc. (a)                                      6,200                   190

                                                                                       333

TOTAL DURABLES                                                                         18,024

ENERGY - 0.5%

ENERGY SERVICES - 0.2%

BJ Services Co. (a)                                            50,000                  691

Halliburton Co.                                                69,800                  2,050

Schlumberger Ltd.                                              60,000                  2,681

                                                                                       5,422

OIL & GAS - 0.3%

Conoco, Inc. Class A (a)                                       245,000                 5,803

Newfield Exploration Co. (a)                                   6,100                   119

Noble Affiliates, Inc.                                         40,000                  1,013

Tosco Corp.                                                    29,200                  763

Vastar Resources, Inc.                                         1,700                   69

                                                                                       7,767

TOTAL ENERGY                                                                           13,189

FINANCE - 5.5%

BANKS - 0.9%

Banco Santander Puerto Rico (a)                                24,300                  559

Comerica, Inc.                                                 250,000                 16,125

COMMON STOCKS - CONTINUED

                                                              SHARES                  VALUE (NOTE 1)
                                                                                      (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

North Fork Bancorp, Inc.                                       70,400                 $ 1,483

Zions Bancorp                                                  100,000                 5,050

                                                                                       23,217

CREDIT & OTHER FINANCE - 1.4%

Associates First Capital Corp.                                 241,000                 18,768

Providian Financial Corp.                                      166,700                 15,305

                                                                                       34,073

FEDERAL SPONSORED CREDIT - 1.0%

Fannie Mae                                                     350,000                 25,463

INSURANCE - 2.0%

AFLAC, Inc.                                                    250,000                 9,219

American Bankers Insurance Group, Inc.                         250,000                 11,344

Progressive Corp.                                              100,000                 14,838

SunAmerica, Inc.                                               200,000                 15,850

                                                                                       51,251

SECURITIES INDUSTRY - 0.2%

Schwab (Charles) Corp.                                         100,000                 5,638

TOTAL FINANCE                                                                          139,642

HEALTH - 19.1%

DRUGS & PHARMACEUTICALS - 10.0%

Amgen, Inc. (a)                                                100,000                 7,525

Biogen, Inc. (a)                                               450,000                 34,144

Centocor, Inc. (a)                                             300,000                 12,150

Elan Corp. PLC ADR (a)                                         312,500                 21,289

Forest Laboratories, Inc. (a)                                  370,900                 17,293

Lilly (Eli) & Co.                                              421,700                 37,821

Mylan Laboratories, Inc.                                       200,000                 6,638

Schering-Plough Corp.                                          345,000                 36,699

Warner-Lambert Co.                                             1,040,000               78,520

                                                                                       252,079

MEDICAL EQUIPMENT & SUPPLIES - 8.9%

Biomet, Inc.                                                   250,000                 9,563

Boston Scientific Corp. (a)                                    248,100                 12,281

Cardinal Health, Inc.                                          151,500                 10,397

Cyberonics, Inc. (a)                                           33,700                  366

COMMON STOCKS - CONTINUED

                                                              SHARES                  VALUE (NOTE 1)
                                                                                      (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES - CONTINUED

Johnson & Johnson                                              350,000                $ 28,438

McKesson Corp.                                                 232,000                 16,516

Medtronic, Inc.                                                1,585,400               107,312

Pall Corp.                                                     380,000                 8,835

Sofamor/Danek Group, Inc. (a)                                  75,000                  8,386

St. Jude Medical, Inc. (a)                                     752,000                 21,855

Thermo Cardiosystems, Inc. (a)                                 121,300                 1,410

                                                                                       225,359

MEDICAL FACILITIES MANAGEMENT - 0.2%

Health Management Associates, Inc. Class A (a)                 243,100                 5,272

TOTAL HEALTH                                                                           482,710

INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%

ELECTRICAL EQUIPMENT - 0.3%

General Instrument Corp. (a)                                   300,000                 8,438

INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%

ASM Lithography Hldg N V (a)                                   500,000                 14,156

PRI Automation, Inc.                                           20,000                  480

Tyco International Ltd.                                        257,363                 16,938

                                                                                       31,574

POLLUTION CONTROL - 0.8%

Waste Management, Inc.                                         481,625                 20,650

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                                 60,662

MEDIA & LEISURE - 8.7%

BROADCASTING - 7.1%

Cablevision Systems Corp. Class A (a)                          120,000                 4,965

Clear Channel Communications, Inc. (a)                         400,000                 18,700

Comcast Corp. Class A (special)                                400,000                 19,400

Cox Communications, Inc. Class A (a)                           300,000                 15,806

Fox Entertainment Group, Inc. (a)                              300,000                 7,088

Heftel Broadcasting Corp. Class A (a)                          280,000                 13,055

MediaOne Group, Inc.                                           160,000                 6,480

Metromedia Fiber Network, Inc. Class A (a)                     250,000                 12,969

Tele-Communications, Inc. (TCI Group) Series A (a)             420,000                 17,745

Time Warner, Inc.                                              397,942                 42,082

COMMON STOCKS - CONTINUED

                                                              SHARES                  VALUE (NOTE 1)
                                                                                      (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Univision Communications, Inc. Class A (a)                     478,600                $ 13,401

USA Networks, Inc. (a)                                         39,400                  1,244

Westwood One, Inc. (a)                                         260,000                 6,890

                                                                                       179,825

ENTERTAINMENT - 1.1%

Premier Parks, Inc. (a)                                        249,100                 6,757

Tele-Communications, Inc. (TCI Ventures Group) Series A (a)    50,000                  991

Viacom, Inc. Class B (non-vtg.) (a)                            300,000                 19,969

                                                                                       27,717

LEISURE DURABLES & TOYS - 0.5%

Harley-Davidson, Inc.                                          200,000                 8,363

Mattel, Inc.                                                   150,000                 5,184

                                                                                       13,547

TOTAL MEDIA & LEISURE                                                                  221,089

NONDURABLES - 2.0%

FOODS - 0.8%

Quaker Oats Co.                                                248,000                 15,221

Suiza Foods Corp. (a)                                          84,600                  4,008

Vlasic Foods International, Inc. (a)                           75,000                  1,622

                                                                                       20,851

HOUSEHOLD PRODUCTS - 1.2%

Church & Dwight Co., Inc.                                      136,800                 4,728

Clorox Co.                                                     120,000                 13,328

First Brands Corp.                                             303,700                 11,370

                                                                                       29,426

TOTAL NONDURABLES                                                                      50,277

RETAIL & WHOLESALE - 11.4%

APPAREL STORES - 0.2%

Payless ShoeSource, Inc. (a)                                   50,000                  2,438

TJX Companies, Inc.                                            130,400                 3,342

                                                                                       5,780

COMMON STOCKS - CONTINUED

                                                              SHARES                  VALUE (NOTE 1)
                                                                                      (000S)

RETAIL & WHOLESALE - CONTINUED

DRUG STORES - 4.7%

CVS Corp.                                                      2,428,696              $ 119,904

GENERAL MERCHANDISE STORES - 0.3%

Costco Companies, Inc. (a)                                     70,000                  4,393

Family Dollar Stores, Inc.                                     25,000                  502

Saks Holdings, Inc. (a)                                        49,175                  1,352

                                                                                       6,247

GROCERY STORES - 4.4%

Great Atlantic & Pacific Tea, Inc.                             16,000                  437

Hannaford Brothers Co.                                         154,400                 7,218

Kroger Co. (a)                                                 240,000                 12,735

Meyer (Fred), Inc. (a)                                         550,000                 27,981

Safeway, Inc. (a)                                              1,169,200               61,748

                                                                                       110,119

RETAIL & WHOLESALE, MISCELLANEOUS - 1.8%

Bed Bath & Beyond, Inc. (a)                                    3,200                   100

Home Depot, Inc.                                               100,000                 4,975

Office Depot, Inc. (a)                                         700,000                 22,750

Tandy Corp.                                                    406,100                 18,300

                                                                                       46,125

TOTAL RETAIL & WHOLESALE                                                               288,175

SERVICES - 1.3%

ADVERTISING - 0.7%

CMG Information Services, Inc. (a)                             50,000                  3,875

Omnicom Group, Inc.                                            4,800                   257

Outdoor Systems, Inc. (a)                                      500,000                 13,500

                                                                                       17,632

SERVICES - 0.6%

ACNielsen Corp. (a)                                            26,200                  722

First Consulting Group, Inc. (a)                               609,900                 14,333

                                                                                       15,055

TOTAL SERVICES                                                                         32,687

COMMON STOCKS - CONTINUED

                                                              SHARES                  VALUE (NOTE 1)
                                                                                      (000S)

TECHNOLOGY - 37.1%

COMMUNICATIONS EQUIPMENT - 11.3%

3Com Corp. (a)                                                 296,600                $ 11,475

ADC Telecommunications, Inc. (a)                               240,900                 7,197

Advanced Fibre Communications, Inc. (a)                        500,000                 4,391

Ascend Communications, Inc. (a)                                1,851,600               104,037

Carrier Access Corp. (a)                                       101,000                 2,702

Cisco Systems, Inc. (a)                                        1,470,000               110,801

Com21, Inc. (a)                                                30,000                  540

Newbridge Networks Corp. (a)                                   250,000                 7,313

OY Nokia AB sponsored ADR                                      373,300                 36,583

Tekelec (a)                                                    99,100                  1,536

                                                                                       286,575

COMPUTER SERVICES & SOFTWARE - 10.9%

America Online, Inc.                                           784,200                 68,667

BMC Software, Inc.                                             1,198,900               61,219

Citrix Systems, Inc. (a)                                       100,000                 8,300

CSG Systems International, Inc. (a)                            217,500                 13,648

E Trade Group, Inc. (a)                                        100,000                 2,706

Electronics for Imaging, Inc. (a)                              40,000                  1,073

Equant NV (a)                                                  70,600                  3,976

International Network Services (a)                             155,000                 8,467

International Telecom Data Systems, Inc.                       107,900                 2,657

Intuit, Inc. (a)                                               325,000                 18,809

Lycos, Inc. (a)                                                335,600                 19,800

Microsoft Corp. (a)                                            477,700                 58,279

NCR Corp. (a)                                                  50,000                  1,863

RealNetworks, Inc.                                             30,000                  1,140

Veritas Software Corp. (a)                                     100,000                 5,975

                                                                                       276,579

COMPUTERS & OFFICE EQUIPMENT - 4.6%

Compaq Computer Corp.                                          100,000                 3,250

EMC Corp. (a)                                                  540,000                 39,150

Ingram Micro, Inc. Class A (a)                                 720,000                 30,600

Network Appliance, Inc.                                        424,700                 31,906

Quantum Corp. (a)                                              300,000                 6,638

SCI Systems, Inc. (a)                                          105,200                 5,115

                                                                                       116,659

COMMON STOCKS - CONTINUED

                                                              SHARES                  VALUE (NOTE 1)
                                                                                      (000S)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS - 4.1%

Applied Materials, Inc. (a)                                    770,000                $ 29,838

KLA-Tencor Corp. (a)                                           400,000                 13,625

Novellus Systems, Inc. (a)                                     20,000                  993

Perkin-Elmer Corp.                                             216,300                 20,170

Teradyne, Inc. (a)                                             994,200                 31,877

Varian Associates, Inc.                                        190,200                 7,525

                                                                                       104,028

ELECTRONICS - 6.2%

Altera Corp. (a)                                               100,000                 4,906

AMP, Inc.                                                      100,000                 4,838

Celestica, Inc. (sub-vtg.) (a)                                 131,000                 2,683

Intel Corp.                                                    530,000                 57,041

Lattice Semiconductor Corp. (a)                                150,000                 5,531

Micron Technology, Inc. (a)                                    477,100                 19,710

Motorola, Inc.                                                 200,000                 12,400

Rambus, Inc. (a)                                               80,000                  7,085

Storage Technology Corp. (a)                                   300,000                 10,500

Texas Instruments, Inc.                                        340,000                 25,968

Unitrode Corp. (a)                                             300,000                 5,081

                                                                                       155,743

TOTAL TECHNOLOGY                                                                       939,584

UTILITIES - 7.4%

CELLULAR - 0.3%

AirTouch Communications, Inc. (a)                              50,000                  2,859

Western Wireless Corp. Class A (a)                             200,000                 3,625

                                                                                       6,484

TELEPHONE SERVICES - 7.1%

ESAT Telecom Group PLC sponsored ADR (a)                       160,000                 5,520

Global Crossing Ltd. (a)                                       116,100                 4,397

COMMON STOCKS - CONTINUED

                                                              SHARES                  VALUE (NOTE 1)
                                                                                      (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

MCI WorldCom, Inc. (a)                                         1,810,849              $ 106,840

Qwest Communications International, Inc. (a)                   1,562,581               62,503

                                                                                       179,260

TOTAL UTILITIES                                                                        185,744

TOTAL COMMON STOCKS                                                                    2,444,526
(Cost $1,926,850)


CASH EQUIVALENTS - 3.4%



Taxable Central Cash Fund (b)                                   86,369,557             86,370
(Cost $86,370)

TOTAL INVESTMENT IN SECURITIES - 100%                                                $ 2,530,896
(Cost $2,013,220)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $2,030,031,000. Net unrealized appreciation aggregated $500,865,000, of which $521,454,000 related to appreciated investment securities and $20,589,000 related to depreciated investment securities.
The fund hereby designates approximately $277,404,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS)                        NOVEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $2,013,220) -                       $ 2,530,896
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                               77,749

RECEIVABLE FOR FUND SHARES SOLD                                               5,834

DIVIDENDS RECEIVABLE                                                          653

INTEREST RECEIVABLE                                                           333

REDEMPTION FEES RECEIVABLE                                                    5

OTHER RECEIVABLES                                                             830

 TOTAL ASSETS                                                                 2,616,300

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                           $ 1,870

PAYABLE FOR INVESTMENTS PURCHASED                                    93,439

PAYABLE FOR FUND SHARES REDEEMED                                     7,681

ACCRUED MANAGEMENT FEE                                               1,597

OTHER PAYABLES AND ACCRUED EXPENSES                                  618

 TOTAL LIABILITIES                                                            105,205

NET ASSETS                                                                   $ 2,511,095

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                              $ 1,740,448

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                         252,970
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                     517,677
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 84,104 SHARES OUTSTANDING                                    $ 2,511,095

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                          $29.86
PER SHARE ($2,511,095 (DIVIDED BY) 84,104 SHARES)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                                                   $ 5,373
DIVIDENDS

INTEREST                                                             2,796

 TOTAL INCOME                                                        8,169

EXPENSES

MANAGEMENT FEE                                            $ 13,895
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    3,177

TRANSFER AGENT FEES                                        5,402

ACCOUNTING FEES AND EXPENSES                               787

NON-INTERESTED TRUSTEES' COMPENSATION                      9

CUSTODIAN FEES AND EXPENSES                                57

REGISTRATION FEES                                          146

AUDIT                                                      39

LEGAL                                                      16

INTEREST                                                   6

REPORTS TO SHAREHOLDERS                                    2

MISCELLANEOUS                                              5

 TOTAL EXPENSES BEFORE REDUCTIONS                          23,541

 EXPENSE REDUCTIONS                                        (784)     22,757

NET INVESTMENT INCOME (LOSS)                                         (14,588)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF $31     282,866
 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                             (71)      282,795

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     257,932

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              1         257,933

NET GAIN (LOSS)                                                      540,728

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                     $ 526,140
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                    YEAR ENDED    YEAR ENDED
                                                        NOVEMBER 30,  NOVEMBER 30,
                                                        1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ (14,588)    $ (11,509)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                282,795       461,691

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    257,933       (213,582)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         526,140       236,600
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS    (404,243)     (23,421)

SHARE TRANSACTIONS                                       517,086       471,709
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           398,240       23,095

 COST OF SHARES REDEEMED                                 (504,218)     (669,838)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         411,108       (175,034)
FROM SHARE TRANSACTIONS

REDEMPTION FEES                                          383           351

  TOTAL INCREASE (DECREASE) IN NET ASSETS                533,388       38,496

NET ASSETS

 BEGINNING OF PERIOD                                     1,977,707     1,939,211

 END OF PERIOD                                          $ 2,511,095   $ 1,977,707

OTHER INFORMATION
SHARES

 SOLD                                                    18,826        17,286

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 17,704        913

 REDEEMED                                                (19,064)      (25,113)

 NET INCREASE (DECREASE)                                 17,466        (6,914)



FINANCIAL HIGHLIGHTS
                                                            YEARS ENDED NOVEMBER 30,

                                  1998                      1997      1996      1995      1994

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING        $ 29.68                   $ 26.37   $ 24.41   $ 16.58   $ 19.63
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME (LOSS) C    (.18)                     (.17)     (.07)     (.14)     (.07)

 NET REALIZED AND UNREALIZED       6.44                      3.79      3.10      7.99      .34
 GAIN (LOSS)

 TOTAL FROM INVESTMENT             6.26                      3.62      3.03      7.85      .27
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN            (6.08)                    (.32)     (1.08)    (.04)     (3.33)

REDEMPTION FEES ADDED TO PAID      -                         .01       .01       .02       .01
IN CAPITAL

NET ASSET VALUE, END OF PERIOD    $ 29.86                   $ 29.68   $ 26.37   $ 24.41   $ 16.58

TOTAL RETURN A, B                  27.89%                    13.98%    13.27%    47.59%    1.27%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD         $ 2,511                   $ 1,978   $ 1,939   $ 1,332   $ 611
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE       1.08%                     1.09%     1.10%     1.10%     1.04%
 NET ASSETS

RATIO OF EXPENSES TO AVERAGE       1.05% D                   1.05% D   1.09% D   1.09% D   1.02% D
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME     (.67)%                    (.60)%    (.31)%    (.66)%    (.41)%
(LOSS) TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE            199%                      212%      105%      102%      180%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Emerging Growth Fund (the fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Effective January 29, 1999, Fidelity Emerging Growth Fund will change its name to Fidelity Aggressive Growth Fund. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses
2. OPERATING POLICIES - CONTINUED
FOREIGN CURRENCY CONTRACTS - CONTINUED
may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $4,347,565,000 and $4,233,207,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .79% of average net assets after the performance adjustment.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $620,000 on sales of shares of the fund of which $618,000 was retained. Effective September 30, 1998, the fund's 3% sales charge was eliminated.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $766,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $10,798,000 and $6,970,000, respectively. The weighted average interest rate was 6.03%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $697,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and
6. EXPENSE REDUCTIONS - CONTINUED
transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $9,000 and $78,000, respectively, under these arrangements.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS      PURCHASE       SALES          DIVIDEND       VALUE
AFFILIATE                 COST           COST           INCOME
Gadzooks, Inc.            $ -            $ 2,299        $ -            $ -

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Emerging Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Growth Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Aggressive Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE         12/29/97 1/5/98 12/21/98 1/11/99

RECORD DATE      12/26/97 1/2/98 12/18/98 1/8/99

DIVIDENDS        -        -      -        -

SHORT-TERM
CAPITAL GAINS    $2.20    $.06   -        $.45

LONG-TERM
CAPITAL GAINS    $3.80    $.02   $2.00    $.27

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        53.43%   -      -        -
 20% rate        46.57%   100%   100%     100%
A total of 2% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on January 13, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting. PROPOSAL 1
To elect as Trustees the following twelve nominees.
               # OF               % OF
               VOTES CAST         VOTES CAST
RALPH F. COX
AFFIRMATIVE    6,724,088,439.90   93.797

WITHHELD       444,634,588.31      6.203

ABSTAIN        14,482.44           .000

TOTAL          7,168,737,510.65    100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE    6,721,351,878.03   93.759

WITHHELD       447,371,150.18     6.241

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

ROBERT M. GATES
AFFIRMATIVE    6,720,948,137.62   93.754

WITHHELD       447,774,890.59     6.246

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
EDWARD C. JOHNSON 3D
AFFIRMATIVE    6,722,591,433.36   93.777

WITHHELD       446,131,594.85     6.223

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

E. BRADLEY JONES
AFFIRMATIVE    6,712,908,507.76   93.641

WITHHELD       155,814,520.45     6.359

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

DONALD J. KIRK
AFFIRMATIVE    6,725,717,309.70   93.820

WITHHELD       443,005,718.51     6.180

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
 PETER S. LYNCH
AFFIRMATIVE    6,725,505,075.80   93.817

WITHHELD       443,217,952.41     6.183

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    6,726,580,201.40   93.832

WITHHELD       442,142,826.81     6.168

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    6,716,677,393.94   93.694

WITHHELD       452,045,634.27     6.306

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
MARVIN L. MANN
AFFIRMATIVE    6,726,004,407.95   93.824

WITHHELD       442,718,620.26     6.176

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

ROBERT C. POZEN
AFFIRMATIVE    6,725,528,051.25   93.817

WITHHELD       443,194,976.96     6.183

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    6,719,510,724.55   93.734

WITHHELD       449,212,303.66     6.266

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,098,986,736.76   91.881

AGAINST        16,132,783.30      1.348

ABSTAIN        80,983,095.57      6.771

TOTAL          1,196,102,615.63   100.000

PROPOSAL 3
To authorize the Trustees to adopt an amended and restated Declaration of Trust.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    6,096,875,296.08   85.266

AGAINST        326,513,059.73     4.567

ABSTAIN        727,015,100.07     10.167

TOTAL          7,150,403,455.88   100.000

NOT VOTING     18,334,054.77

PROPOSAL 4
To approve an amended management contract, including a change in performance adjustment benchmark, for Fidelity Aggressive Growth Fund (formerly Fidelity Emerging Growth Fund).
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,030,596,053.36   86.163

AGAINST        58,941,269.59      4.928

ABSTAIN        106,565,292.68     8.909

 TOTAL         1,196,102,615.63   100.000

PROPOSAL 5
To approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Aggressive Growth Fund (formerly Fidelity Emerging Growth
Fund).
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,011,623,165.89   84.577

AGAINST        71,531,940.22      5.980

ABSTAIN        112,947,509.52     9.443

 TOTAL         1,196,102,615.63   100.000

PROPOSAL 6
To amend Fidelity Aggressive Growth Fund's (formerly Fidelity Emerging Growth Fund) fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,001,643,473.73   83.742

AGAINST        72,884,849.56      6.094

ABSTAIN        121,574,292.34     10.164

TOTAL          1,196,102,615.63   100.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19200 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Erin Sullivan, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

FEG-ANN-0199  69120
1.539208.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
ContrafundSM
ContrafundSM II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantSM Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY
GROWTH COMPANY
FUND

ANNUAL REPORT
NOVEMBER 30, 1998

(2_FIDELITY_LOGOS)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    22  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   26  Footnotes to the financial statements.

REPORT OF INDEPENDENT   31  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           32

PROXY VOTING RESULTS    33


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998  PAST 1  PAST 5   PAST 10
                                 YEAR    YEARS    YEARS

FIDELITY GROWTH COMPANY          17.55%  130.32%  531.98%

Russell 3000 Growth              25.11%  176.46%  473.89%

S&P 500 (registered trademark)   23.66%  181.25%  457.74%

Growth Funds Average             14.32%  127.55%  363.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 3000 Growth Index - a market capitalization-weighted index of U.S. domiciled growth oriented stocks and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998       PAST 1  PAST 5  PAST 10
                                      YEAR    YEARS   YEARS

FIDELITY GROWTH COMPANY               17.55%  18.16%  20.25%

Russell 3000 Growth                   25.11%  22.55%  19.09%

S&P 500                               23.66%  22.98%  18.75%

Growth Funds Average                  14.32%  17.48%  16.16%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Growth Company              Russell 3000 Growth
             00025                       RS007
  1988/11/30      10000.00                    10000.00
  1988/12/31      10428.91                    10299.64
  1989/01/31      11158.93                    10997.46
  1989/02/28      11139.22                    10762.78
  1989/03/31      11521.63                    11019.36
  1989/04/30      12307.67                    11673.39
  1989/05/31      13270.76                    12205.22
  1989/06/30      12789.22                    12098.20
  1989/07/31      13646.08                    13270.62
  1989/08/31      14205.52                    13501.82
  1989/09/30      14609.17                    13570.26
  1989/10/31      14460.46                    13293.27
  1989/11/30      14524.19                    13624.01
  1989/12/31      14771.64                    13871.39
  1990/01/31      13647.37                    12734.31
  1990/02/28      14248.54                    12851.28
  1990/03/31      15013.67                    13368.42
  1990/04/30      14795.06                    13178.29
  1990/05/31      16348.74                    14534.37
  1990/06/30      16536.12                    14686.43
  1990/07/31      16020.83                    14521.43
  1990/08/31      14357.85                    13089.44
  1990/09/30      13085.24                    12355.28
  1990/10/31      13147.70                    12366.23
  1990/11/30      14553.03                    13214.13
  1990/12/31      15302.54                    13689.46
  1991/01/31      17027.98                    14419.89
  1991/02/28      18128.83                    15591.81
  1991/03/31      19112.57                    16232.64
  1991/04/30      18940.80                    16150.02
  1991/05/31      19947.96                    16873.48
  1991/06/30      18605.08                    16053.21
  1991/07/31      20080.69                    16907.07
  1991/08/31      20947.31                    17481.21
  1991/09/30      20822.39                    17208.45
  1991/10/31      20775.55                    17502.86
  1991/11/30      20002.61                    17029.27
  1991/12/31      22698.30                    19391.77
  1992/01/31      22953.72                    19033.65
  1992/02/29      23148.75                    19073.47
  1992/03/31      21953.15                    18516.75
  1992/04/30      21529.18                    18577.22
  1992/05/31      21503.75                    18703.65
  1992/06/30      20740.60                    18192.23
  1992/07/31      21478.31                    18991.84
  1992/08/31      20893.23                    18728.04
  1992/09/30      21223.93                    18964.21
  1992/10/31      22368.65                    19279.78
  1992/11/30      23852.54                    20179.93
  1992/12/31      24501.20                    20404.41
  1993/01/31      25096.25                    20203.82
  1993/02/28      24394.94                    19829.53
  1993/03/31      25264.92                    20220.25
  1993/04/30      24989.72                    19422.88
  1993/05/31      26392.35                    20136.88
  1993/06/30      26490.00                    19968.89
  1993/07/31      26063.88                    19657.06
  1993/08/31      27129.16                    20474.09
  1993/09/30      27892.62                    20391.22
  1993/10/31      28274.34                    20960.38
  1993/11/30      27439.87                    20758.80
  1993/12/31      28467.84                    21157.98
  1994/01/31      29391.27                    21653.48
  1994/02/28      28919.28                    21285.90
  1994/03/31      27572.14                    20231.70
  1994/04/30      27896.63                    20322.03
  1994/05/31      27739.30                    20560.70
  1994/06/30      26460.99                    19929.82
  1994/07/31      27070.64                    20572.40
  1994/08/31      28447.29                    21754.27
  1994/09/30      27876.96                    21495.20
  1994/10/31      28781.61                    21974.52
  1994/11/30      27778.63                    21253.55
  1994/12/31      27834.58                    21624.11
  1995/01/31      27528.26                    21994.67
  1995/02/28      28671.86                    22925.69
  1995/03/31      29795.05                    23596.39
  1995/04/30      31081.61                    24096.61
  1995/05/31      32184.37                    24886.77
  1995/06/30      34573.69                    25919.32
  1995/07/31      37146.81                    27091.73
  1995/08/31      37606.29                    27153.20
  1995/09/30      38668.21                    28331.59
  1995/10/31      38453.79                    28204.67
  1995/11/30      39229.81                    29315.61
  1995/12/31      38860.69                    29531.63
  1996/01/31      39801.70                    30394.95
  1996/02/29      40728.07                    31031.81
  1996/03/31      41040.45                    31128.37
  1996/04/30      42311.52                    32106.66
  1996/05/31      43474.87                    33284.31
  1996/06/30      42882.42                    33090.94
  1996/07/31      40254.11                    30934.50
  1996/08/31      41202.03                    31878.95
  1996/09/30      44013.46                    34130.71
  1996/10/31      44207.35                    34167.54
  1996/11/30      46900.30                    36576.08
  1996/12/31      45391.76                    35993.98
  1997/01/31      48054.70                    38360.21
  1997/02/28      47054.50                    37908.02
  1997/03/31      44155.03                    35801.08
  1997/04/30      45807.05                    37934.72
  1997/05/31      49223.48                    40912.71
  1997/06/30      51089.03                    42528.30
  1997/07/31      55471.94                    46138.25
  1997/08/31      53404.10                    43817.50
  1997/09/30      55977.66                    46111.14
  1997/10/31      52752.28                    44294.51
  1997/11/30      53763.73                    45872.79
  1997/12/31      53974.51                    46338.76
  1998/01/31      54402.00                    47530.99
  1998/02/28      58957.52                    51163.17
  1998/03/31      60882.92                    53212.62
  1998/04/30      60580.90                    53910.49
  1998/05/31      58189.88                    52158.50
  1998/06/30      61839.33                    55114.28
  1998/07/31      61877.08                    54373.66
  1998/08/31      51419.52                    45853.21
  1998/09/30      56679.76                    49460.90
  1998/10/31      59700.00                    53326.68
  1998/11/30      63198.44                    57388.94
IMATRL PRASUN   SHR__CHT 19981130 19981222 113850 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Growth Company Fund on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have grown to $63,198 - a 531.98% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $57,389 - a 473.89% increase. Beginning with this report, the fund will compare its performance to that of the Russell 3000 Growth Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Growth Index more closely reflects the fund's investment strategy.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short
months earlier would not keep
positive investor sentiment down.
For the 12-month period ending
November 30, 1998, the Dow -
an index of 30 blue-chip stocks -
returned 18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 - a popular measure of
small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level
off is impossible to predict.

An interview with Steven Wymer, Portfolio Manager of Fidelity Growth
Company Fund

Q. HOW DID THE FUND PERFORM, STEVE?
A. The fund posted mixed results. For the 12 months that ended November 30, 1998, the fund returned 17.55%. In comparison, performance trailed the Russell 3000 Growth Index, which returned 25.11% during the period. The fund outpaced the 14.32% total return posted by the growth funds average tracked by Lipper Analytical Services over the same 12-month period.
Q. THE FUND NOW COMPARES ITS PERFORMANCE TO THE RUSSELL 3000 GROWTH INDEX, INSTEAD OF THE STANDARD & POOR'S 500 INDEX. WHAT WAS THE REASON FOR THE CHANGE?
A. One of the primary investment strategies of Growth Company Fund is to focus on companies with above-average growth potential. The previous index, the S&P 500, is designed as a measure of the performance of the overall U.S. stock market and includes both growth and value stocks. The new benchmark, the Russell 3000 Growth Index, is designed to measure the performance of stocks that are considered more traditional growth stocks - more specifically, those stocks with higher forecasted growth rates and higher price-to-book ratios. Consequently, the new index more closely reflects the fund's focused growth stock investment strategy.
Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE INDEX?
A. The overall market's bias toward large- and mega-cap stocks continued during most of the period. While mid- and small-cap stocks had moments in the sun, in general they did not perform as well as large-cap stocks. The fund's concentration on smaller stocks hurt performance relative to the Russell Growth 3000 Index, which contains the 3,000 largest U.S. companies. Weak fund performance was also a result of some disappointing stock picks. I owned a handful of stocks across various industries that posted poor results.
Q. WHY DID THE FUND TOP THE GROWTH FUNDS AVERAGE?
A. It's impossible to say for sure where my competitors were investing, but it seems there may be a number of factors that led to the fund's outperformance of the average growth fund. First, the fund's overweighted position in technology stocks relative to the peer group helped returns during most of the period. Technology stocks - the largest sector in the fund - continued to benefit from a promising growth profile in the midst of what many people have termed a technology and communications revolution. Additionally, I was overweighted in retail stocks through the summer, which worked out well for the fund. Retail stocks benefited from a solid U.S. economy and steady consumer spending.
Q. HEALTH CARE WAS ONE OF THE FUND'S LARGEST SECTOR WEIGHTINGS. HOW DID THESE STOCKS FARE?
A. Overall, the health care sector has profited from effective new product development and solid product demand. At the same time, performance was somewhat mixed as the larger pharmaceutical companies, such as Bristol-Myers Squibb, performed better than smaller drug companies, in spite of the latter's growth potential. While the HMO sector was a detractor from fund performance, I believe many of these companies are positioned to turn around performance by increasing prices faster than costs are rising.
Q. WHICH STOCKS WERE THE MAIN DISAPPOINTMENTS? WHAT HELPED
PERFORMANCE?
A. CompUSA was one of the biggest detractors. A leading operator of computer superstores, it performed poorly because it was slow to react to increased demand for lower priced PCs. In addition, some of its competitors started to do a better job serving this niche. While the fund's holdings in Iomega were sold, it was another disappointment for the fund. The company's stock suffered from weakened demand for its data storage devices and a very competitive pricing environment. On a positive note, Microsoft and Dell Computer contributed significantly to fund performance. Both companies continued to produce solid earnings' results and the stocks rallied.
Q. WHAT'S YOUR OUTLOOK OVER THE NEXT SIX MONTHS, STEVE?
A. I'm a bit more cautious toward technology stocks and the PC industry in part due to concerns about the Year 2000 issue. In addition, I'm concerned about what seems to be somewhat high levels of speculative buying in certain sectors, such as Internet stocks. At the same time, I'm optimistic about the economic fundamentals in the U.S. Interest-rate cuts are helping improve liquidity and investor confidence, unemployment is low and inflation is under control.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

STEVE WYMER ON
INVESTMENT OPPORTUNITIES
IN NICHE PHARMACEUTICAL
AND BIOTECHNOLOGY AREAS:
"I've significantly increased the
fund holdings in the health care
sector, specifically in small drug
companies like Forest Laboratories
and Elan, as well as generic drug
companies like Mylan Laboratories.
I committed additional portfolio
assets to biotechnology firms because
these companies have become more
product driven and less dependent
on new drug discoveries, and growth
prospects look favorable for these
companies. In addition, many of
these smaller companies are starting
to show faster earnings growth
and are less expensive than
large-cap traditional
pharmaceuticals .
"I've increased the fund's holdings
in biotechnology companies such
as Medimmune, Biogen, Amgen,
Sepracor, Genzyme and Chiron.
Essentially, as these companies
transition from research or drug
discovery businesses to product
and distribution-focused, they
offer more promising revenue
growth and profitability as their
products are approved or are soon
to be approved by the Federal
Drug Administration."

FUND FACTS
GOAL: to increase the value of
the fund's shares over the long
term by investing in stocks with
above-average growth potential
FUND NUMBER: 025
TRADING SYMBOL: FDGRX
START DATE: January 17, 1983
SIZE: as of November 30, 1998,
more than $10.5 billion
MANAGER: Steven Wymer, since
1997; manager, Fidelity
Dividend Growth Fund, 1995-
1997; assistant manager, Fidelity
OTC Portfolio, January 1995-
May 1995; manager, Fidelity
Select Chemicals Portfolio,
1993-1994; assistant, Fidelity
Magellan Fund, 1992-1994;
manager Fidelity Select
Automotive Portfolio,
1990-1993; joined Fidelity in
1989
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF NOVEMBER 30, 1998

                                        % OF FUND'S   % OF FUND'S INVESTMENTS
                                        INVESTMENTS   IN THESE STOCKS
                                                      6 MONTHS AGO

Microsoft Corp.                          4.6           3.4

Fannie Mae                               2.1           1.8

General Electric Co.                     2.1           2.1

MCI WorldCom, Inc.                       1.8           1.0

Dell Computer Corp.                      1.6           2.3

Cisco Systems, Inc.                      1.6           0.9

PepsiCo, Inc.                            1.6           1.9

Philip Morris Companies, Inc.            1.5           0.8

McDonald's Corp.                         1.5           1.2

Medimmune, Inc.                          1.5           0.5


TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1998

                                                 % OF FUND'S   % OF FUND'S INVESTMENTS
                                                 INVESTMENTS   IN THESE MARKET SECTORS
                                                               6 MONTHS AGO

TECHNOLOGY                                        23.6          26.8

HEALTH                                            21.3          15.2

NONDURABLES                                       10.5          7.5

FINANCE                                           6.6           7.1

UTILITIES                                         5.8           5.2


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
ROW: 1, COL: 1, VALUE: 95.8
ROW: 1, COL: 2, VALUE: 4.2
STOCKS 95.3%
SHORT-TERM
INVESTMENTS 4.7%
FOREIGN
INVESTMENTS 4.3%
STOCKS 95.8%
SHORT-TERM
INVESTMENTS 4.2%
FOREIGN
INVESTMENTS 3.3%
ROW: 1, COL: 1, VALUE: 95.3
ROW: 1, COL: 2, VALUE: 4.7
*
**


INVESTMENTS NOVEMBER 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 95.8%

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

AEROSPACE & DEFENSE - 0.2%

Boeing Co.                                            500,000                 $ 20,313

BASIC INDUSTRIES - 5.2%

CHEMICALS & PLASTICS - 1.8%

Avery Dennison Corp.                                  225,000                  10,786

IMC Global, Inc.                                      436,700                  9,990

MacDermid, Inc.                                       449,500                  16,575

Minerals Technologies, Inc. (c)                       1,234,900                54,181

Monsanto Co.                                          180,500                  8,179

PPG Industries, Inc.                                  150,000                  9,178

Sealed Air Corp. (a)                                  75,000                   3,309

Union Carbide Corp.                                   1,688,900                75,578

                                                                               187,776

IRON & STEEL - 0.3%

Nucor Corp.                                           500,000                  21,000

Steel Dynamics, Inc. (a)                              1,229,200                16,748

                                                                               37,748

METALS & MINING - 0.6%

Freeport-McMoRan Copper & Gold, Inc. Class B          900,000                  11,756

Inco Ltd.                                             600,000                  6,947

Phelps Dodge Corp.                                    800,000                  45,350

                                                                               64,053

PACKAGING & CONTAINERS - 1.4%

Corning, Inc.                                         3,125,000                125,391

Sonoco Products Co.                                   100,000                  2,994

Tupperware Corp.                                      945,500                  16,487

                                                                               144,872

PAPER & FOREST PRODUCTS - 1.1%

Champion International Corp.                          375,000                  15,586

Georgia-Pacific Corp.                                 350,000                  19,863

International Paper Co.                               500,000                  21,719

Kimberly-Clark Corp.                                  678,000                  35,680

Unisource Worldwide, Inc.                             3,173,950                24,995

                                                                               117,843

TOTAL BASIC INDUSTRIES                                                         552,292

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

CONSTRUCTION & REAL ESTATE - 0.0%

BUILDING MATERIALS - 0.0%

Sherwin-Williams Co.                                  200,000                 $ 5,675

DURABLES - 1.8%

AUTOS, TIRES, & ACCESSORIES - 1.2%

AutoZone, Inc. (a)                                    4,125,000                124,266

CONSUMER DURABLES - 0.1%

Minnesota Mining & Manufacturing Co.                  200,000                  16,063

CONSUMER ELECTRONICS - 0.3%

Newell Co.                                            675,000                  29,869

TEXTILES & APPAREL - 0.2%

Fruit of the Loom, Inc. Class A (a)                   366,700                  5,409

NIKE, Inc. Class B                                    421,000                  16,840

Warnaco Group, Inc. Class A                           125,000                  3,094

                                                                               25,343

TOTAL DURABLES                                                                 195,541

ENERGY - 4.1%

ENERGY SERVICES - 0.8%

Baker Hughes, Inc.                                    1,102,500                20,190

Halliburton Co.                                       650,000                  19,094

Input/Output, Inc. (a)                                550,000                  4,503

Schlumberger Ltd.                                     632,700                  28,274

Smith International, Inc.                             275,000                  6,634

                                                                               78,695

OIL & GAS - 3.3%

Anadarko Petroleum Corp.                              1,864,600                52,558

Apache Corp.                                          625,000                  14,375

Conoco (a)                                            2,275,000                53,889

Devon Energy Corp.                                    225,000                  7,411

EEX Corp. (a)                                         1,200,000                4,275

Enron Oil & Gas Co.                                   2,425,000                36,375

Tosco Corp.                                           1,775,000                46,372

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Total SA sponsored ADR                                2,104,900               $ 128,662

Vintage Petroleum, Inc.                               925,000                  9,539

                                                                               353,456

TOTAL ENERGY                                                                   432,151

FINANCE - 6.6%

BANKS - 0.9%

State Street Corp.                                    175,000                  12,009

Synovus Finanical Corp.                               75,000                   1,655

U.S. Bancorp                                          625,400                  23,023

Wells Fargo & Co.                                     1,497,800                53,921

                                                                               90,608

CREDIT & OTHER FINANCE - 1.1%

American Express Co.                                  807,516                  80,802

Citigroup, Inc.                                       675,099                  33,882

                                                                               114,684

FEDERAL SPONSORED CREDIT - 3.1%

Fannie Mae                                            3,049,300                221,837

Freddie Mac                                           1,725,400                104,387

                                                                               326,224

INSURANCE - 1.5%

Allmerica Financial Corp.                             1,342,761                74,104

American International Group, Inc.                    225,000                  21,150

MONY Group, Inc. (a)                                  1,160,600                35,906

St. Paul Companies, Inc. (The)                        915,000                  32,254

                                                                               163,414

SECURITIES INDUSTRY - 0.0%

Schwab (Charles) Corp.                                45,750                   2,579

TOTAL FINANCE                                                                  697,509

HEALTH - 21.3%

DRUGS & PHARMACEUTICALS - 13.8%

Allergan, Inc.                                        1,250,000                76,094

Alpharma, Inc. Class A                                225,000                  8,100

American Home Products Corp.                          700,000                  37,275

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS - CONTINUED

Amgen, Inc. (a)                                       450,000                 $ 33,863

Biogen, Inc. (a)                                      1,325,000                100,534

Bristol-Myers Squibb Co.                              944,600                  115,773

Centocor, Inc. (a)                                    525,000                  21,263

Chiron Corp. (a)                                      1,325,000                29,978

Dura Pharmaceuticals, Inc. (a)                        490,000                  6,339

Elan Corp. PLC ADR (a)                                850,000                  57,906

Forest Laboratories, Inc. (a)                         2,860,400                133,366

GelTex Pharmaceuticals, Inc. (a)                      550,000                  13,131

Genzyme Corp. (General Division)                      800,000                  33,650

Genzyme Corp.  (Molecular Division) (a)               86,440                   303

ICN Pharmaceuticals, Inc.                             2,050,000                51,763

Lilly (Eli) & Co.                                     1,000,000                89,688

Medimmune, Inc. (a)(c)                                2,320,800                155,204

Merck & Co., Inc.                                     622,400                  96,394

Mylan Laboratories, Inc.                              2,150,000                71,353

PAREXEL International Corp. (a)                       247,500                  6,450

Pfizer, Inc.                                          670,000                  74,789

Roberts Pharmaceutical Corp. (a)                      450,000                  11,025

Schering-Plough Corp.                                 1,114,000                118,502

Sepracor, Inc. (a)                                    350,000                  29,050

SmithKline Beecham PLC ADR                            216,200                  13,175

Warner-Lambert Co.                                    953,200                  71,967

Watson Pharmaceuticals, Inc. (a)                      175,000                  9,428

XOMA Corp. (a)                                        666                      2

                                                                               1,466,365

MEDICAL EQUIPMENT & SUPPLIES - 3.8%

Allegiance Corp.                                      150,000                  6,047

AmeriSource Health Corp. Class A (a)                  349,000                  22,336

Arterial Vascular Engineering, Inc. (a)               955,000                  46,676

Baxter International, Inc.                            50,000                   3,178

Becton, Dickinson & Co.                               225,000                  9,563

Bergen Brunswig Corp. Class A                         316,400                  19,696

Cardinal Health, Inc.                                 1,356,930                93,119

Guidant Corp.                                         550,000                  47,197

Johnson & Johnson                                     594,300                  48,287

Mallinckrodt, Inc.                                    800,000                  25,850

McKesson Corp.                                        169,200                  12,045

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES - CONTINUED

Medtronic, Inc.                                       673,200                 $ 45,567

Ocular Sciences, Inc. (a)                             275,000                  6,188

Sonus Pharmaceuticals, Inc. (a)(c)                    849,500                  6,477

Thermo Cardiosystems, Inc. (a)                        455,000                  5,289

                                                                               397,515

MEDICAL FACILITIES MANAGEMENT - 3.7%

Coram Healthcare Corp. warrants 7/11/99 (a)           30,552                   -

Coventry Health Care, Inc. (a)                        248,100                  1,845

HEALTHSOUTH Corp. (a)                                 1,195,200                16,061

Humana, Inc. (a)                                      4,150,000                82,222

PacifiCare Health Systems, Inc. Class B (a)           350,000                  26,359

Tenet Healthcare Corp. (a)                            350,000                  10,347

United HealthCare Corp.                               3,023,200                136,422

Wellpoint Health Networks, Inc. (a)                   1,410,000                115,708

                                                                               388,964

TOTAL HEALTH                                                                   2,252,844

INDUSTRIAL MACHINERY & EQUIPMENT - 4.0%

ELECTRICAL EQUIPMENT - 2.3%

Adtran, Inc. (a)                                      250,000                  6,141

General Electric Co.                                  2,450,000                221,725

General Instrument Corp. (a)                          750,000                  21,094

                                                                               248,960

INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%

ASM Lithography Holding (a)                           550,000                  15,572

Tyco International Ltd.                               387,458                  25,500

                                                                               41,072

POLLUTION CONTROL - 1.3%

Allied Waste Industries, Inc. (a)                     100,000                  2,038

Waste Management, Inc.                                3,099,125                132,875

                                                                               134,913

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                         424,945

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

MEDIA & LEISURE - 5.7%

BROADCASTING - 2.7%

CBS Corp.                                             550,000                 $ 16,397

Chancellor Media Corp. (a)                            50,000                   1,884

Fox Entertainment Group, Inc. (a)                     241,000                  5,694

MediaOne Group, Inc.                                  1,473,200                59,665

Metromedia Fiber Network, Inc. Class A (a)            397,800                  20,636

Nielsen Media Research, Inc. (a)                      585,000                  8,775

Tele-Communications, Inc. (TCI Group) Series A (a)    2,925,000                123,581

Time Warner, Inc.                                     203,607                  21,531

USA Networks, Inc. (a)                                738,000                  23,293

                                                                               281,456

ENTERTAINMENT - 0.5%

Disney (Walt) Co.                                     686,500                  22,097

News Corp. Ltd. ADR                                   1,250,000                35,000

                                                                               57,097

LEISURE DURABLES & TOYS - 0.1%

Brunswick Corp.                                       350,000                  7,700

RESTAURANTS - 2.4%

CKE Restaurants, Inc. (c)                             2,412,510                58,956

McDonald's Corp.                                      2,250,000                157,641

Papa John's International, Inc. (a)                   643,700                  26,995

Starbucks Corp. (a)                                   152,300                  7,025

Tricon Global Restaurants, Inc. (a)                   105,910                  4,826

                                                                               255,443

TOTAL MEDIA & LEISURE                                                          601,696

NONDURABLES - 10.5%

AGRICULTURE - 0.3%

DEKALB Genetics Corp. Class B                         150,500                  15,012

Delta & Pine Land Co.                                 325,000                  12,309

                                                                               27,321

BEVERAGES - 3.6%

Anheuser-Busch Companies, Inc.                        260,300                  15,781

Coca-Cola Co. (The)                                   1,770,400                124,039

Coca-Cola Enterprises, Inc.                           475,000                  17,961

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

NONDURABLES - CONTINUED

BEVERAGES - CONTINUED

PepsiCo, Inc.                                         4,288,500               $ 165,911

Whitman Corp.                                         2,417,900                54,705

                                                                               378,397

FOODS - 1.9%

Archer-Daniels-Midland Co.                            653,375                  12,006

Campbell Soup Co.                                     675,000                  38,559

Heinz (H.J.) Co.                                      350,000                  20,409

IBP, Inc.                                             1,000,000                25,375

Quaker Oats Co.                                       225,000                  13,809

Sara Lee Corp.                                        825,000                  48,159

Tyson Foods, Inc.                                     1,975,000                40,858

                                                                               199,175

HOUSEHOLD PRODUCTS - 3.2%

Avon Products, Inc.                                   500,000                  20,313

Clorox Co.                                            551,000                  61,195

Gillette Co.                                          3,079,596                141,469

Procter & Gamble Co.                                  1,352,800                118,539

                                                                               341,516

TOBACCO - 1.5%

Philip Morris Companies, Inc.                         2,883,400                161,290

TOTAL NONDURABLES                                                              1,107,699

PRECIOUS METALS - 0.1%

Barrick Gold Corp.                                    521,800                  10,381

Newmont Mining Corp.                                  300,000                  5,963

                                                                               16,344

RETAIL & WHOLESALE - 5.6%

APPAREL STORES - 0.5%

Abercrombie & Fitch Co. Class A (a)                   401,000                  22,456

Gap, Inc.                                             85,700                   6,304

TJX Companies, Inc.                                   808,656                  20,722

                                                                               49,482

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

RETAIL & WHOLESALE - CONTINUED

DRUG STORES - 1.0%

CVS Corp.                                             1,639,890               $ 80,970

Rite Aid Corp.                                        500,000                  23,188

                                                                               104,158

GENERAL MERCHANDISE STORES - 1.1%

Costco Companies, Inc. (a)                            30,400                   1,908

Wal-Mart Stores, Inc.                                 1,575,600                118,662

                                                                               120,570

GROCERY STORES - 0.7%

Albertson's, Inc.                                     475,000                  27,105

Meyer (Fred), Inc. (a)                                187,000                  9,514

Safeway, Inc. (a)                                     790,200                  41,732

                                                                               78,351

RETAIL & WHOLESALE, MISCELLANEOUS - 2.3%

Barnes & Noble, Inc. (a)                              114,000                  3,776

Bed Bath & Beyond, Inc. (a)                           159,600                  4,978

Best Buy Co., Inc. (a)                                225,500                  12,994

Circuit City Stores, Inc. - Circuit City Group        69,300                   2,508

Henry Schein, Inc. (a)                                42,075                   1,494

Home Depot, Inc.                                      844,100                  41,994

Lowe's Companies, Inc.                                175,200                  7,402

Micro Warehouse, Inc. (a)                             328,300                  8,987

Office Depot, Inc. (a)                                483,500                  15,714

Staples, Inc. (a)                                     1,244,712                43,487

Sunglass Hut International, Inc. (a)                  750,000                  4,500

Tandy Corp.                                           2,049,100                92,338

                                                                               240,172

TOTAL RETAIL & WHOLESALE                                                       592,733

SERVICES - 0.4%

Cendant Corp. (a)                                     364,245                  6,921

Medpartners, Inc. (a)                                 8,780,500                39,512

                                                                               46,433

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

TECHNOLOGY - 23.6%

COMMUNICATIONS EQUIPMENT - 2.7%

3Com Corp. (a)                                        400,000                 $ 15,475

Advanced Fibre Communications, Inc. (a)               250,000                  2,195

Ascend Communications, Inc. (a)                       100,000                  5,619

Cisco Systems, Inc. (a)                               2,275,550                171,520

Com21, Inc. (a)                                       144,300                  2,597

Dialogic Corp. (a)                                    607,900                  13,678

Excel Switching Corp.                                 365,000                  9,536

Lucent Technologies, Inc.                             494,400                  42,549

Natural MicroSystems Corp. (a)(c)                     1,084,600                11,998

Northern Telecom Ltd.                                 214,000                  10,009

                                                                               285,176

COMPUTER SERVICES & SOFTWARE - 8.2%

America Online, Inc.                                  300,000                  26,269

At Home Corp. Series A (a)                            300,000                  17,475

Automatic Data Processing, Inc.                       425,400                  32,756

Cadence Design Systems, Inc. (a)                      945,650                  26,596

Check Point Software Technologies Ltd. (a)            250,000                  8,109

Citrix Systems, Inc. (a)                              300,000                  24,900

CompUSA, Inc. (a)                                     557,400                  8,256

Concentric Network Corp. (a)                          125,000                  3,547

E Trade Group, Inc. (a)                               108,500                  2,936

IMS Health, Inc.                                      1,030,000                68,366

International Telecom Data Systems, Inc.              325,000                  8,003

Learning Co., Inc. (The) (a)                          2,175,000                63,211

Microsoft Corp. (a)                                   4,025,000                491,033

Oracle Corp. (a)                                      115,000                  3,939

PeopleSoft, Inc. (a)                                  150,000                  3,084

Polycom, Inc. (a)                                     795,000                  14,111

Symantec Corp. (a)                                    735,400                  14,708

VeriSign, Inc. (a)                                    100,000                  4,013

Visual Networks, Inc. (a)                             550,000                  19,113

Wind River Systems, Inc. (a)                          475,000                  22,147

                                                                               862,572

COMPUTERS & OFFICE EQUIPMENT - 6.3%

CDW Computer Centers, Inc. (a)(c)                     1,108,600                89,797

Compaq Computer Corp.                                 1,000,000                32,500

Comverse Technology, Inc. (a)                         180,500                  10,379

Dell Computer Corp. (a)                               2,847,600                173,170

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT - CONTINUED

Exabyte Corp. (a)(c)                                  1,385,000               $ 10,301

FileNET Corp. (a)                                     1,499,200                12,837

Gateway 2000, Inc. (a)                                1,525,000                85,591

Hewlett-Packard Co.                                   225,000                  14,119

Lexmark International Group, Inc. (a)                 554,000                  42,312

MMC Networks, Inc. (a)                                700,000                  9,144

Network Appliance, Inc.                               1,275,000                95,784

Pitney Bowes, Inc.                                    125,000                  7,000

Proxim, Inc. (a)                                      100,000                  2,288

Quantum Corp. (a)                                     1,300,000                28,763

SanDisk Corp. (a)(c)                                  1,473,900                17,503

Xerox Corp.                                           351,700                  37,808

                                                                               669,296

ELECTRONIC INSTRUMENTS - 1.9%

Applied Materials, Inc. (a)                           1,367,600                52,995

KLA-Tencor Corp. (a)                                  272,900                  9,296

Perkin-Elmer Corp.                                    1,472,600                137,320

Teradyne, Inc. (a)                                    200,000                  6,413

                                                                               206,024

ELECTRONICS - 4.4%

Analog Devices, Inc. (a)                              800,000                  16,350

Etec Systems, Inc. (a)                                543,800                  17,877

Genesis Microchip, Inc. (a)(c)                        1,010,400                16,861

Intel Corp.                                           1,154,200                124,221

Linear Technology Corp.                               107,700                  7,546

Maxim Integrated Products, Inc. (a)                   415,200                  16,297

Micron Technology, Inc. (a)                           419,500                  17,331

Molex, Inc.                                           175,000                  5,644

Motorola, Inc.                                        465,700                  28,873

QLogic Corp. (a)                                      175,000                  17,959

Rambus, Inc. (a)                                      1,100,000                97,419

Texas Instruments, Inc.                               844,200                  64,476

Uniphase Corp. (a)                                    150,000                  8,128

Xilinx, Inc. (a)                                      450,000                  22,838

                                                                               461,820

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

TECHNOLOGY - CONTINUED

PHOTOGRAPHIC EQUIPMENT - 0.1%

Eastman Kodak Co.                                     125,000                 $ 9,070

Imation Corp. (a)                                     279,220                  4,537

                                                                               13,607

TOTAL TECHNOLOGY                                                               2,498,495

TRANSPORTATION - 0.9%

AIR TRANSPORTATION - 0.8%

ASA Holdings, Inc.                                    331,400                  11,247

Comair Holdings, Inc.                                 537,500                  16,461

Ryanair Holdings PLC sponsored ADR (a)                539,800                  14,710

Southwest Airlines Co.                                1,947,250                41,866

                                                                               84,284

TRUCKING & FREIGHT - 0.1%

USFreightways Corp.                                   375,000                  10,078

TOTAL TRANSPORTATION                                                           94,362

UTILITIES - 5.8%

CELLULAR - 1.0%

AirTouch Communications, Inc. (a)                     386,065                  22,078

Nextel Communications, Inc. Class A (a)               2,997,300                64,442

Teligent, Inc. Class A (c)                            463,700                  14,607

                                                                               101,127

GAS - 0.6%

Enron Corp.                                           1,111,237                58,409

Williams Companies, Inc.                              175,000                  5,042

                                                                               63,451

TELEPHONE SERVICES - 4.2%

e.spire Communications, Inc. (a)                      249,700                  2,013

Frontier Corp.                                        2,200,000                66,275

Global TeleSystems Group, Inc. (a)                    1,115,600                48,424

MCI WorldCom, Inc. (a)                                3,185,190                187,926

NEXTLINK Communications, Inc. Class A (a)             489,800                  14,816

Primus Telecommunications Group, Inc. (a)             250,000                  3,188

COMMON STOCKS - CONTINUED

                                                     SHARES                   VALUE (NOTE 1)
                                                                              (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Qwest Communications International, Inc. (a)          2,941,440               $ 117,658

WinStar Communications, Inc. (a)                      179,600                  5,006

                                                                               445,306

TOTAL UTILITIES                                                                609,884

TOTAL COMMON STOCKS                                                            10,148,916
(Cost $7,040,380)


CASH EQUIVALENTS - 4.2%



Taxable Central Cash Fund (b)                          440,635,352             440,635
(Cost $440,635)

TOTAL INVESTMENT IN SECURITIES - 100%                                        $ 10,589,551
(Cost $7,481,015)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Affiliated company (see Note 7 of Notes to Financial Statements).

INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $7,508,811,000. Net unrealized appreciation aggregated $3,080,740,000, of which $3,519,271,000 related to appreciated investment securities and $438,531,000 related to depreciated investment securities.
The fund hereby designates $934,449,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                          NOVEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $7,481,015) -                       $ 10,589,551
SEE ACCOMPANYING SCHEDULE

CASH                                                                          1,751

RECEIVABLE FOR INVESTMENTS SOLD                                               38,694

RECEIVABLE FOR FUND SHARES SOLD                                               15,092

DIVIDENDS RECEIVABLE                                                          5,790

INTEREST RECEIVABLE                                                           1,795

OTHER RECEIVABLES                                                             2,119

 TOTAL ASSETS                                                                 10,654,792

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                  $ 39,493

PAYABLE FOR FUND SHARES REDEEMED                                    30,548

ACCRUED MANAGEMENT FEE                                              3,530

OTHER PAYABLES AND ACCRUED EXPENSES                                 2,014

 TOTAL LIABILITIES                                                            75,585

NET ASSETS                                                                   $ 10,579,207

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                              $ 6,569,076

UNDISTRIBUTED NET INVESTMENT INCOME                                           21,710

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                         879,883
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                     3,108,538
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 210,657 SHARES OUTSTANDING                                   $ 10,579,207

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                          $50.22
PER SHARE ($10,579,207 (DIVIDED BY) 210,657 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                   YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                                                          $ 64,738
DIVIDENDS (INCLUDING $2,981 RECEIVED FROM AFFILIATED ISSUERS)

INTEREST                                                                    25,434

 TOTAL INCOME                                                               90,172

EXPENSES

MANAGEMENT FEE                                                  $ 61,016
BASIC FEE

 PERFORMANCE ADJUSTMENT                                          (17,383)

TRANSFER AGENT FEES                                              22,747

ACCOUNTING FEES AND EXPENSES                                     827

NON-INTERESTED TRUSTEES' COMPENSATION                            45

CUSTODIAN FEES AND EXPENSES                                      283

REGISTRATION FEES                                                93

AUDIT                                                            53

LEGAL                                                            48

INTEREST                                                         1

REPORTS TO SHAREHOLDERS                                          5

MISCELLANEOUS                                                    32

 TOTAL EXPENSES BEFORE REDUCTIONS                                67,767

 EXPENSE REDUCTIONS                                              (2,565)    65,202

NET INVESTMENT INCOME                                                       24,970

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN (LOSS) OF        906,566
$(68,001) ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                   (47)       906,519

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                           745,639

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                    5          745,644

NET GAIN (LOSS)                                                             1,652,163

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ 1,677,133
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         NOVEMBER 30,  NOVEMBER 30,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 24,970      $ 54,438
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 906,519       1,232,626

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     745,644       107,522

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,677,133     1,394,586
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (48,716)      (61,467)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (1,042,040)   (321,291)

 TOTAL DISTRIBUTIONS                                      (1,090,756)   (382,758)

SHARE TRANSACTIONS                                        2,803,239     3,489,762
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            1,081,299     379,989

 COST OF SHARES REDEEMED                                  (4,415,932)   (3,964,019)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (531,394)     (94,268)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 54,983        917,560

NET ASSETS

 BEGINNING OF PERIOD                                      10,524,224    9,606,664

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 10,579,207  $ 10,524,224
INCOME OF $21,710 AND $54,423, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     60,568        79,391

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  26,024        9,441

 REDEEMED                                                 (95,901)      (89,516)

 NET INCREASE (DECREASE)                                  (9,309)       (684)



FINANCIAL HIGHLIGHTS
                                                           YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996     1995     1994

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING       $ 47.84                   $ 43.54   $ 38.42  $ 28.25  $ 30.91
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME            .11 B                     .24 B     .34      .20      .12

 NET REALIZED AND UNREALIZED      7.20                      5.80      6.72     11.00    .28
 GAIN (LOSS)

 TOTAL FROM INVESTMENT            7.31                      6.04      7.06     11.20    .40
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME       (.22)                     (.28)     (.14)    (.22)    (.07)

 FROM NET REALIZED GAIN           (4.71)                    (1.46)    (1.80)   (.81)    (2.99)

 TOTAL DISTRIBUTIONS              (4.93)                    (1.74)    (1.94)   (1.03)   (3.06)

NET ASSET VALUE, END OF PERIOD   $ 50.22                   $ 47.84   $ 43.54  $ 38.42  $ 28.25

TOTAL RETURN A                    17.55%                    14.63%    19.55%   41.22%   1.23%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD        $ 10,579                  $ 10,524  $ 9,607  $ 6,186  $ 2,979
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE      .65%                      .71%      .88%     .96%     1.06%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE      .63% C                    .68% C    .85% C   .95% C   1.05% C
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME    .24%                      .54%      .96%     .76%     .64%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE           76%                       93%       78%      97%      135%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Growth Company Fund (the fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts.
These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $7,461,614,000 and $8,953,115,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .42% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,381,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $5,271,000. The weighted average interest rate was 6.13%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,831,000 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $9,000 and $725,000, respectively, under this arrangement.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS
                                PURCHASE         SALES               DIVIDEND          VALUE
AFFILIATE                       COST             COST                INCOME
CDW Computer Centers, Inc..     $ 13,841         $ 18,065            $ -               $ 89,797
CKE Restaurants, Inc.             1,458            -                   97                58,956
CompUSA, Inc.                     19,663           22,664              -                 -
Exabyte Corp.                     2,727            -                   -                 10,301
FileNET Corp.                     10,121           14,490              -                 -
Genesis Microchip, Inc.           4,820            -                   -                 16,861
Hollywood Entertainment Corp.     -                4,961               -                 -
Imation Corp.                     -                20,774              -                 -
JP Foodservice, Inc.              8,609            9,091               -                 -
Medimmune, Inc.                   55,614           -                   -                 155,204
Micro Warehouse, Inc.             -                27,807              -                 -
Minerals Technologies, Inc.       9,656            12,058              90                54,181
Natural MicroSystems Corp.        15,193           -                   -                 11,998
Samsonite Corp.                   -                12,220              -                 -
SanDisk Corp.                     -                6,649               -                 17,503
Sonus Pharmaceuticals, Inc.       11,502           -                   -                 6,477
Splash Technology Holdings, Inc.  -                1,296               -                 -
Teligent, Inc. Class A            824              -                   -                 14,607
Unisource Worldwide, Inc.         -                40,260              2,794             -
TOTALS                          $ 154,028        $ 190,335           $ 2,981           $ 481,973

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Mt. Vernon Street Trust and the
Shareholders of Fidelity Growth Company Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
Fidelity Growth Company Fund (a fund of Fidelity Mt. Vernon Street
Trust) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting
principles. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the
responsibility of the Fidelity Growth Company Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
PAY DATE             12/29/97 1/5/98 12/21/98 1/11/99
RECORD DATE          12/26/97 1/2/98 12/18/98 1/8/99
DIVIDENDS            $.22     -      $.09     $
SHORT-TERM
CAPITAL GAINS        $1.00    $.04   -        $
LONG-TERM
CAPITAL GAINS        $3.28    $.39   $3.30    $
LONG-TERM
CAPITAL GAIN PERCENTAGES:
28% rate             46.96%   -      -        -
20% rate             53.04%   100%   100%     100%

A total of 1.09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 32% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on January 13,
1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
               # OF               % OF
               VOTES CAST         VOTES CAST
RALPH F. COX
AFFIRMATIVE    6,724,088,439.90   93.797

WITHHELD       444,634,588.31     6.203

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE    6,721,351,878.03   93.759

WITHHELD       447,371,150.18     6.241

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

ROBERT M. GATES
AFFIRMATIVE    6,720,948,137.62   93.754

WITHHELD       447,774,890.59     6.246

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
EDWARD C. JOHNSON 3D
AFFIRMATIVE    6,722,591,433.36   93.777

WITHHELD       446,131,594.85     6.223

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

E. BRADLEY JONES
AFFIRMATIVE    6,712,908,507.76   93.641

WITHHELD       155,814,520.45     6.359

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

DONALD J. KIRK
AFFIRMATIVE    6,725,717,309.70   93.820

WITHHELD       443,005,718.51     6.180

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
 PETER S. LYNCH
AFFIRMATIVE    6,725,505,075.80   93.817

WITHHELD       443,217,952.41     6.183

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    6,726,580,201.40   93.832

WITHHELD       442,142,826.81     6.168

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    6,716,677,393.94   93.694

WITHHELD       452,045,634.27     6.306

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
MARVIN L. MANN
AFFIRMATIVE    6,726,004,407.95   93.824

WITHHELD       442,718,620.26     6.176

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

ROBERT C. POZEN
AFFIRMATIVE    6,725,528,051.25   93.817

WITHHELD       443,194,976.96     6.183

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    6,719,510,724.55   93.734

WITHHELD       449,212,303.66     6.266

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    4,699,109,675.73   90.844

AGAINST        81,039,000.94      1.567

ABSTAIN        392,559,584.31     7.589

TOTAL          5,172,708,260.98   100.000

PROPOSAL 3
To authorize the Trustees to adopt an amended and restated Declaration of Trust.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    6,096,875,296.08   85.266

AGAINST        326,513,059.73     4.567

ABSTAIN        727,015,100.07     10.167

TOTAL          7,150,403,455.88   100.000

BROKER         18,334,054.77
 NON-VOTES

PROPOSAL 4
To approve an amended management contract, including a change in performance adjustment benchmark, for Fidelity Growth Company Fund.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    4,466,303,020.20   86.344

AGAINST        219,036,543.75     4.234

ABSTAIN        487,368,697.03     9.422

TOTAL          5,172,708,260.98   100.000

PROPOSAL 5
To approve a Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity Growth Company Fund.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    4,433,545,784.69   85.710

AGAINST        236,112,963.72     4.565

ABSTAIN        503,049,512.57     9.725

TOTAL          5,172,708,260.98   100.000

PROPOSAL 6
To make Fidelity Growth Company Fund's fundamental policy concerning investments in common stock and securities convertible into common stock non-fundamental.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    4,104,616,277.00   79.351

AGAINST        465,132,477.33     8.992

ABSTAIN        602,959,506.65     11.657

TOTAL          5,172,708.260.98   100.000

PROPOSAL 7
To amend Fidelity Growth Company Fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    4,245,365,059.18   82.072

AGAINST        344,683,430.73     6.664

ABSTAIN        582,659,771.07     11.264

TOTAL          5,172,708,260.98   100.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free
Internet access. EarthLink is North America's #1 independent Internet access provider.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD
AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS
THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY
MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND
IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND
INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19200 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Steven Wymer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

GCF-ANN-0199  68879
1.539089.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
ContrafundSM
ContrafundSM II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantSM Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY
NEW MILLENNIUM(REGISTERED TRADEMARK)
FUND

ANNUAL REPORT
NOVEMBER 30, 1998

(2_FIDELITY_LOGOS)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    21  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   25  Footnotes to the financial statements.

REPORT OF INDEPENDENT   29  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           30

PROXY VOTING RESULTS    31

Standard & Poor's, S&P and S&P 500 are registered service marks of The
McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity
Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.
This report is printed on recycled paper using soy-based inks.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high.
Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998                     PAST 1  PAST 5   LIFE OF
                                                    YEAR    YEARS    FUND

FIDELITY NEW MILLENNIUM                             17.55%  182.39%  238.02%

FIDELITY NEW MILLENNIUM (INCL. 3.00% SALES CHARGE)  14.02%  173.92%  227.88%

S&P 500 (registered trademark)                      23.66%  181.25%  203.56%

Capital Appreciation Funds Average                  8.48%   100.86%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 28, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper
Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998                     PAST 1  PAST 5  LIFE OF
                                                    YEAR    YEARS   FUND

FIDELITY NEW MILLENNIUM                             17.55%  23.07%  22.82%

FIDELITY NEW MILLENNIUM (INCL. 3.00% SALES CHARGE)  14.02%  22.33%  22.19%

S&P 500                                             23.66%  22.98%  20.61%

Capital Appreciation Funds Average                  8.48%   13.91%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             New Millennium              S&P 500
             00300                       SP001
  1992/12/28       9700.00                    10000.00
  1992/12/31       9777.60                     9923.75
  1993/01/31      10291.70                    10007.11
  1993/02/28      10029.80                    10143.21
  1993/03/31      10437.20                    10357.23
  1993/04/30      10340.20                    10106.58
  1993/05/31      10951.30                    10377.44
  1993/06/30      11038.60                    10407.53
  1993/07/31      11242.30                    10365.90
  1993/08/31      11620.60                    10758.77
  1993/09/30      11892.20                    10675.93
  1993/10/31      12105.60                    10896.92
  1993/11/30      11610.90                    10793.40
  1993/12/31      12189.94                    10924.00
  1994/01/31      12418.52                    11295.42
  1994/02/28      12448.35                    10989.31
  1994/03/31      11682.76                    10510.18
  1994/04/30      11613.16                    10644.71
  1994/05/31      11533.62                    10819.28
  1994/06/30      11285.05                    10554.21
  1994/07/31      11523.67                    10900.39
  1994/08/31      12160.01                    11347.30
  1994/09/30      12368.81                    11069.29
  1994/10/31      12756.58                    11318.35
  1994/11/30      12229.61                    10906.14
  1994/12/31      12290.89                    11067.88
  1995/01/31      12026.25                    11354.87
  1995/02/28      12546.03                    11797.37
  1995/03/31      13014.85                    12145.51
  1995/04/30      13830.19                    12503.19
  1995/05/31      13983.06                    13002.94
  1995/06/30      15195.88                    13305.00
  1995/07/31      16500.42                    13746.20
  1995/08/31      16694.06                    13780.70
  1995/09/30      17325.95                    14362.24
  1995/10/31      17162.88                    14310.97
  1995/11/30      18457.23                    14939.22
  1995/12/31      18699.43                    15226.95
  1996/01/31      18382.01                    15745.28
  1996/02/29      19679.17                    15891.24
  1996/03/31      20056.13                    16044.27
  1996/04/30      21231.33                    16280.76
  1996/05/31      21830.02                    16700.64
  1996/06/30      21098.29                    16764.27
  1996/07/31      19346.57                    16023.63
  1996/08/31      20344.39                    16361.56
  1996/09/30      21763.50                    17282.39
  1996/10/31      21852.20                    17759.04
  1996/11/30      23049.58                    19101.45
  1996/12/31      23027.71                    18723.05
  1997/01/31      24805.04                    19892.86
  1997/02/28      22902.22                    20048.82
  1997/03/31      22400.88                    19225.02
  1997/04/30      23232.65                    20372.75
  1997/05/31      25534.27                    21613.04
  1997/06/30      26354.64                    22581.31
  1997/07/31      29909.62                    24378.10
  1997/08/31      29943.80                    23012.44
  1997/09/30      31470.61                    24272.83
  1997/10/31      28736.02                    23462.12
  1997/11/30      27892.85                    24548.18
  1997/12/31      28700.30                    24969.67
  1998/01/31      28233.53                    25245.84
  1998/02/28      30698.77                    27066.57
  1998/03/31      32606.09                    28452.65
  1998/04/30      33021.29                    28738.88
  1998/05/31      30984.22                    28244.86
  1998/06/30      32411.47                    29392.17
  1998/07/31      31814.62                    29079.14
  1998/08/31      24885.99                    24874.88
  1998/09/30      27662.63                    26468.36
  1998/10/31      30348.45                    28621.30
  1998/11/30      32787.74                    30356.04
IMATRL PRASUN   SHR__CHT 19981130 19981209 161150 R00000000000075

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity New Millennium Fund on December 28, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $32,788 - a 227.88% increase on the initial investment.
For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $30,356 - a 203.56% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short
months earlier would not keep
positive investor sentiment down.
For the 12-month period ending
November 30, 1998, the Dow -
an index of 30 blue-chip stocks -
returned 18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level
off is impossible to predict.

An interview with Neal Miller, Portfolio Manager of Fidelity
New Millennium Fund

Q. HOW DID THE FUND PERFORM, NEAL?
A. For the 12 months that ended November 30, 1998, the fund returned
17.55%. The Standard & Poor's 500 Index returned 23.66% during that time, while the capital appreciation funds average returned 8.48% according to Lipper Analytical Services. From mid-October through the end of November 1998, we saw a boost in overall market conditions that aided the fund's investing style.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE
PERIOD?
A. The types of stocks that I tend to focus on - those of smaller- and medium-sized growth companies - struggled during the period for several reasons. First, continuing economic problems overseas resulted in a tremendous credit crunch in the U.S. This caused financial intermediaries to rein in their lending activities and smaller companies - many of which rely on loans to fund their growth - felt the impact. Second, a drain on product demand from Asia hurt performance during the first half of the period, and the fund's energy- and semiconductor-related positions were hit especially hard.
Energy stocks such as Smith International and Marine Drilling fell sharply, and semiconductor stock KLA-Tencor declined. Lastly, smaller stocks were hurt by the general flight to quality that investors embarked upon. With global markets so uncertain, many investors flocked to the larger, more well-known stocks, many of which are included in the S&P 500.
Q. DESPITE THESE NEGATIVE TRENDS, THE FUND STILL RETURNED OVER 17%.
WHAT DID YOU DO RIGHT?
A. During the credit squeeze, I increased the fund's muscle by whittling away some of its smaller positions and focusing more on my best ideas. Six months ago, the fund's top-20 holdings accounted for around 30% of total investments. At the close of the period, that percentage had risen to just over 40%. This strategy helped, as these positions contributed almost all of the fund's absolute return.
Shareholders may ask why I don't use this concentration strategy consistently. The answer is that there are times when market conditions encourage me to pursue other ideas, and there are times when market conditions tell me to tighten the fund's belt. The latter was in effect during this particular period. Lastly, the fund's exposure to building materials-related stocks helped performance.
These included Lone Star Industries, Martin Marietta Materials and
Medusa. Medusa, in fact, merged with another of the fund's positions -
Southdown - during the period.
Q. BY NOVEMBER 30, TECHNOLOGY STOCKS ACCOUNTED FOR MORE THAN 30% OF
THE FUND'S INVESTMENTS. HOW DID THESE STOCKS PERFORM?
A. While they hit potholes at certain times during the period, the fund's tech stocks made a positive contribution to performance. The problems in Asia hurt many technology companies, but we began to see improvement in the memory storage area towards the end of the period, and my emphasis on companies involved in the Internet and those participating in the transition from analog to digital communications helped (SEE CALLOUT BOX ON PAGE 8). The fund's position in Yahoo!, for instance, was a top contributor to performance, as were its positions in Keane, Lycos and CMG Information Services. The fund's stakes in equipment provider Ascend Communications and cable operator Time
Warner also proved profitable.
Q. YOU USUALLY PURSUE SOME UNIQUE INVESTING THEMES. WHAT CAUGHT YOUR
EYE OVER THE PAST 12 MONTHS?
A. One trend was that the stocks of several brand-name companies went on sale due to market volatility. For example, the stock prices of Stanley Works - the popular maker of tools and other equipment - and railroad Union Pacific declined to a point where I found them to be attractive investments. Another theme that was productive was my emphasis on what I like to call "miracle products" within the medical technology field. The fund's sixth-largest position at the end of the period - Arterial Vascular Engineering - was at the forefront of a product that would prevent cardiac patients who have had bypass or blockage removal operations from having a relapse. Another fund position - Pfizer - was involved in the development of a product that would alleviate arthritic pain.
Q. THE FUND'S LARGEST INDIVIDUAL POSITION AT THE END OF THE PERIOD WAS
RETAIL-STORE CHAIN BEST BUY. WHAT CHARACTERISTICS OF THIS STOCK
APPEALED TO YOU?
A. Best Buy's proactive management style was attractive. The
Minnesota-based company - which specializes in all sorts of consumer electronics equipment - recently expanded its operations to the Northeast and the results have been quite favorable. The company also was one of the first to embrace digital technology - be it in TVs or cameras - and Americans have shown a willingness to spend more on better technology. For the period, Best Buy was an outstanding performer.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. The stocks of mid-cap growth companies have been out of favor among investors for a few years, but I remain optimistic that they can bounce back. When the U.S. Federal Reserve Board lowered interest rates during the period, it created a much better forecast for both credit and liquidity conditions within the market. Going forward, I'll continue to work hard at finding opportunities, while at the same time trying to optimize the fund's existing investments.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET AND OTHER CONDITIONS.

NEAL MILLER EXPLORES
THE DIGITAL COMMUNICATIONS
FRONTIER:
"As consumers have continued
to show an insatiable appetite for
faster communication, the switch
from analog to digital technology
has created quite a bit of
excitement. In layman's terms,
digital signals are passed into
readable digits compressed into
packets and then transmitted over
wires. Since digital signals are
sent in bursts, the same wire can
carry different formats - i.e., cable
broadcasts, phone conversations
or Internet traffic -
simultaneously. While the technology
is complicated, consumers have
embraced the end product - faster
communication and expanded
capabilities.
"Digital technology also can benefit
the businesses that target consumers.
Through digital communication, a
company can get closer to its
audience, produce better products
and understand a customer's habits
or tendencies. In addition, because a
company could design products
faster through digital technology,
it could help save manufacturing
costs in the long run.
"I've tried to take advantage of the
move to digital technology in a
number of ways. At the close of the
period, the fund had positions in
several related areas, including the
Internet (CMG Information
Services), cable TV (Cablevision
Systems and Viacom) and equipment
vendors (Andrew Corp. and Cisco
Systems)."

FUND FACTS
GOAL: long-term capital
appreciation by investing
mainly in equity securities of
companies that are likely to
benefit from social and
economic trends
FUND NUMBER: 300
TRADING SYMBOL: FMILX
START DATE: December 28, 1992
SIZE: as of November 30,
1998, more than $1.5 billion
MANAGER: Neal Miller, since
inception; joined Fidelity
in 1988
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF NOVEMBER 30, 1998

                                        % OF FUND'S   % OF FUND'S INVESTMENTS
                                        INVESTMENTS   IN THESE STOCKS
                                                      6 MONTHS AGO

Best Buy Co., Inc.                       5.2           3.4

CMG Information Services, Inc.           3.7           2.2

Yahoo!, Inc.                             3.7           1.1

Southdown, Inc.                          2.9           2.3

Intel Corp.                              2.7           0.0

Arterial Vascular Engineering, Inc.      2.4           0.5

Micron Technology, Inc.                  2.3           0.8

Microsoft Corp.                          2.0           0.6

Union Pacific Corp.                      1.9           0.0

Martin Marietta Materials, Inc.          1.8           1.4



TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1998

                                                 % OF FUND'S   % OF FUND'S INVESTMENTS
                                                 INVESTMENTS   IN THESE MARKET SECTORS
                                                               6 MONTHS AGO

TECHNOLOGY                                        31.8          17.9

MEDIA & LEISURE                                   10.2          9.7

RETAIL & WHOLESALE                                9.2           6.7

HEALTH                                            9.1           7.8

CONSTRUCTION & REAL ESTATE                        6.8           8.1


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF NOVEMBER 30, 1998* AS OF MAY 31, 1998**
ROW: 1, COL: 1, VALUE: 94.90000000000001
ROW: 1, COL: 2, VALUE: 5.1
ROW: 1, COL: 1, VALUE: 95.8
ROW: 1, COL: 2, VALUE: 4.2
STOCKS 94.9%
SHORT-TERM
INVESTMENTS 5.1%
FOREIGN
INVESTMENTS 2.3%
STOCKS AND CLOSED-END
INVESTMENT
COMPANIES 95.8%
SHORT-TERM
INVESTMENTS 4.2%
FOREIGN
INVESTMENTS 10.5%
*
**


INVESTMENTS NOVEMBER 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 94.9%

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

BASIC INDUSTRIES - 1.8%

METALS & MINING - 1.8%

Cominco Ltd.                                              22,300                 $ 249

Martin Marietta Materials, Inc.                           561,500                 27,233

                                                                                  27,482

PAPER & FOREST PRODUCTS - 0.0%

Chesapeake Corp.                                          8,000                   278

TOTAL BASIC INDUSTRIES                                                            27,760

CONSTRUCTION & REAL ESTATE - 6.8%

BUILDING MATERIALS - 6.4%

CalMat Co.                                                599,700                 18,441

Florida Rock Industries, Inc.                             190,700                 5,590

Giant Cement Holding, Inc. (a)                            166,100                 3,986

Lafarge Corp.                                             67,900                  2,517

Lone Star Industries, Inc.                                303,100                 22,941

Southdown, Inc.                                           759,740                 44,255

                                                                                  97,730

CONSTRUCTION - 0.4%

Butler Manufacturing Co.                                  209,450                 4,870

Lennar Corp.                                              66,600                  1,482

                                                                                  6,352

TOTAL CONSTRUCTION & REAL ESTATE                                                  104,082

DURABLES - 1.9%

AUTOS, TIRES, & ACCESSORIES - 0.2%

Bandag, Inc.                                              15,700                  555

NACCO Industries, Inc. Class A                            11,400                  993

Sonic Automotive, Inc. (a)                                27,000                  727

                                                                                  2,275

CONSUMER ELECTRONICS - 0.5%

Maytag Corp.                                              59,000                  3,193

Newell Co.                                                100,300                 4,438

                                                                                  7,631

HOME FURNISHINGS - 0.7%

Bassett Furniture Industries, Inc.                        79,800                  2,015

Bush Industries, Inc. Class A.                            17,500                  287

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

DURABLES - CONTINUED

HOME FURNISHINGS - CONTINUED

La-Z-Boy, Inc.                                            146,600                $ 2,456

Miller (Herman), Inc.                                     260,400                 5,534

Steelcase, Inc. Class A                                   23,100                  411

                                                                                  10,703

TEXTILES & APPAREL - 0.5%

Shaw Industries, Inc.                                     166,000                 3,362

Springs Industries, Inc. Class A                          10,900                  424

WestPoint Stevens, Inc. Class A (a)                       28,500                  855

Wolverine World Wide, Inc.                                200,400                 2,730

                                                                                  7,371

TOTAL DURABLES                                                                    27,980

ENERGY - 4.9%

ENERGY SERVICES - 4.8%

Atwood Oceanics, Inc. (a)                                 345,300                 6,474

CAL Dive International, Inc. (a)                          191,700                 3,211

Coflexip SA sponsored ADR                                 276,100                 10,078

Daniel Industries, Inc.                                   458,100                 5,010

Diamond Offshore Drilling, Inc.                           53,300                  1,193

ENSCO International, Inc.                                 891,000                 8,520

Global Marine, Inc. (a)                                   276,400                 2,591

Marine Drilling Companies, Inc. (a)                       1,239,500               10,768

Noble Drilling Corp. (a)                                  188,800                 2,183

Santa Fe International Corp.                              67,900                  845

Smith International, Inc.                                 791,300                 19,090

Varco International, Inc. (a)                             525,900                 3,583

                                                                                  73,546

OIL & GAS - 0.1%

Compagnie Generale de Geophysique SA sponsored ADR (a)    77,800                  987

Cooper Cameron Corp. (a)                                  17,100                  417

Petroleum Geo-Services ASA sponsored ADR (a)              35,000                  492

                                                                                  1,896

TOTAL ENERGY                                                                      75,442

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

FINANCE - 5.7%

BANKS - 2.1%

Banco Santander Puerto Rico (a)                           14,400                 $ 331

Cape Cod Bank & Trust Co.                                 13,000                  260

First Tennessee National Corp.                            97,600                  3,270

KeyCorp                                                   72,514                  2,225

Marshall & Ilsley Corp.                                   102,200                 5,206

National Bancorp of Alaska, Inc.                          21,600                  670

Northrim Bank                                             17,000                  208

Riggs National Corp.                                      340,900                 7,159

Zions Bancorp                                             275,400                 13,908

                                                                                  33,237

CREDIT & OTHER FINANCE - 0.2%

Federal Agricultural Mortgage Corp. Class C (a)           93,600                  3,557

Investors Financial Services Corp.                        2,000                   113

                                                                                  3,670

FEDERAL SPONSORED CREDIT - 0.2%

SLM Holding Corp.                                         60,900                  2,680

INSURANCE - 1.3%

AFLAC, Inc.                                               29,900                  1,103

Blanch E.W. Holdings, Inc.                                122,400                 4,904

HSB Group, Inc.                                           66,500                  2,751

Poe & Brown, Inc.                                         14,600                  511

Progressive Corp.                                         26,700                  3,962

Torchmark Corp.                                           172,700                 6,563

                                                                                  19,794

SAVINGS & LOANS - 0.2%

Dime Bancorp, Inc.                                        95,900                  2,547

SECURITIES INDUSTRY - 1.7%

A.F.P. Provida SA ADR                                     14,500                  219

Advest Group, Inc. (The)                                  54,000                  1,259

Edwards (A.G.), Inc.                                      161,000                 5,937

Everen Capital Corp.                                      57,000                  1,397

Hambrecht & Quist Group (a)                               95,800                  2,323

Interstate/Johnson Lane, Inc.                             53,600                  1,658

Legg Mason, Inc.                                          139,900                 4,171

Morgan Keegan, Inc.                                       159,600                 3,192

PaineWebber Group, Inc.                                   100,550                 4,110

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Stifel Financial Corp.                                    92,535                 $ 1,006

Waddell & Reed Financial, Inc.                            47,706                  1,115

                                                                                  26,387

TOTAL FINANCE                                                                     88,315

HEALTH - 9.1%

DRUGS & PHARMACEUTICALS - 2.5%

Allergan, Inc.                                            81,400                  4,955

Amgen, Inc. (a)                                           110,500                 8,315

Genzyme Corp. (General Division)                          10,100                  425

Hauser, Inc. (a)                                          478,000                 2,211

Immunex Corp. (a)                                         10,100                  930

Merck & Co., Inc.                                         54,200                  8,394

Natural Alternatives International, Inc. (a)              128,700                 1,295

NBTY, Inc. (a)                                            222,000                 1,360

PathoGenesis Corp. (a)                                    10,100                  485

Pfizer, Inc.                                              37,100                  4,141

PharmaPrint, Inc. (a)                                     94,500                  1,152

Pure World, Inc.                                          66,900                  619

Rexall Sundown, Inc. (a)                                  68,500                  916

Warner-Lambert Co.                                        50,400                  3,805

                                                                                  39,003

MEDICAL EQUIPMENT & SUPPLIES - 6.5%

AmeriSource Health Corp. Class A (a)                      39,500                  2,528

Arterial Vascular Engineering, Inc. (a)                   737,400                 36,040

Ballard Medical Products                                  69,900                  1,520

Bard (C.R.), Inc.                                         164,900                 7,554

Becton, Dickinson & Co.                                   43,600                  1,853

Biomet, Inc.                                              173,400                 6,633

Cardinal Health, Inc.                                     27,900                  1,915

Focal, Inc.                                               326,800                 2,778

Guidant Corp.                                             81,400                  6,985

Medtronic, Inc.                                           117,700                 7,967

Millipore Corp.                                           13,200                  371

Sofamor/Danek Group, Inc. (a)                             156,400                 17,487

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES - CONTINUED

Steris Corp. (a)                                          57,400                 $ 1,539

Sybron International, Inc. (a)                            210,900                 5,246

                                                                                  100,416

MEDICAL FACILITIES MANAGEMENT - 0.1%

Total Renal Care Holdings, Inc. (a)                       47,868                  1,271

TOTAL HEALTH                                                                      140,690

INDUSTRIAL MACHINERY & EQUIPMENT - 2.8%

ELECTRICAL EQUIPMENT - 0.1%

Emerson Electric Co.                                      29,000                  1,885

INDUSTRIAL MACHINERY & EQUIPMENT - 2.7%

Ag-Chem Equipment, Inc. (a)                               40,600                  485

ASM Lithography Holdings N V (a)                          261,300                 7,398

Astec Industries, Inc. (a)                                31,800                  1,650

Cyberoptics Corp. (a)                                     10,800                  171

Greenbrier Companies, Inc.                                118,200                 1,655

Lindsay Manufacturing Co.                                 117,325                 1,760

Manitowoc Co., Inc.                                       246,800                 9,810

Mettler-Toledo International, Inc.                        117,100                 3,074

Stanley Works                                             509,800                 15,581

                                                                                  41,584

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                            43,469

MEDIA & LEISURE - 10.2%

BROADCASTING - 6.4%

BHC Communications, Inc. Class A                          126,500                 14,105

Cablevision Systems Corp. Class A (a)                     370,900                 15,346

Chris-Craft Industries, Inc.                              152,730                 7,064

Comcast Corp. Class A (special)                           78,700                  3,817

Cox Communications, Inc. Class A (a)                      167,500                 8,825

Cox Radio, Inc. Class A (a)                               15,200                  580

MediaOne Group, Inc.                                      257,500                 10,429

Metromedia Fiber Network, Inc. Class A (a)                124,400                 6,453

Nielsen Media Research, Inc. (a)                          600                     9

TCA Cable TV, Inc.                                        315,600                 8,995

Tele-Communications, Inc. (TCI Group) Series A (a)        46,800                  1,977

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Time Warner, Inc.                                         179,100                $ 18,940

United Video Satellite Group, Inc. Class A (a)            50,300                  931

Westwood One, Inc. (a)                                    37,600                  996

                                                                                  98,467

ENTERTAINMENT - 3.3%

International Speedway Corp.:

Class A                                                   166,100                 5,897

Class B                                                   135,300                 4,769

Speedway Motorsports, Inc. (a)                            197,800                 5,551

Tele-Communications, Inc.:

(Liberty Media Group) Series A (a)                        174,200                 7,022

(TCI Ventures Group) Series A (a)                         366,300                 7,257

Viacom, Inc. Class B (non-vtg.) (a)                       303,700                 20,215

                                                                                  50,711

PUBLISHING - 0.2%

Meredith Corp.                                            36,000                  1,397

Reader's Digest Association, Inc. Class A (non-vtg.)      46,200                  1,112

                                                                                  2,509

RESTAURANTS - 0.3%

Bob Evans Farms, Inc.                                     10,100                  244

Buffets, Inc. (a)                                         240,800                 2,829

Sizzler International, Inc. (a)                           360,300                 1,058

                                                                                  4,131

TOTAL MEDIA & LEISURE                                                             155,818

NONDURABLES - 1.1%

BEVERAGES - 0.1%

Celestial Seasonings, Inc. (a)                            49,300                  1,226

FOODS - 0.6%

Smithfield Foods, Inc. (a)                                30,000                  793

Tootsie Roll Industries, Inc.                             202,824                 7,733

                                                                                  8,526

HOUSEHOLD PRODUCTS - 0.4%

Rubbermaid, Inc.                                          184,400                 6,097

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

NONDURABLES - CONTINUED

TOBACCO - 0.0%

Schweitzer-Mauduit International, Inc.                    20,000                 $ 365

Souza Cruz Industria Comerico                             50,000                  325

                                                                                  690

TOTAL NONDURABLES                                                                 16,539

PRECIOUS METALS - 0.0%

Newmont Mining Corp.                                      33,700                  670

RETAIL & WHOLESALE - 9.2%

APPAREL STORES - 1.2%

Abercrombie & Fitch Co. Class A (a)                       248,328                 13,906

AnnTaylor Stores Corp. (a)                                131,200                 4,321

                                                                                  18,227

DRUG STORES - 0.4%

Walgreen Co.                                              125,400                 6,732

GENERAL MERCHANDISE STORES - 0.5%

Costco Companies, Inc. (a)                                102,100                 6,407

Nordstrom, Inc.                                           33,800                  1,259

                                                                                  7,666

GROCERY STORES - 1.2%

Albertson's, Inc.                                         93,700                  5,347

Whole Foods Market, Inc. (a)                              293,200                 13,634

                                                                                  18,981

RETAIL & WHOLESALE, MISCELLANEOUS - 5.9%

Action Performance Companies, Inc. (a)                    33,500                  1,223

Barnes & Noble, Inc. (a)                                  230,900                 7,649

Best Buy Co., Inc. (a)                                    1,382,300               79,648

Office Depot, Inc. (a)                                    30,300                  985

PETsMART, Inc. (a)                                        28,600                  245

                                                                                  89,750

TOTAL RETAIL & WHOLESALE                                                          141,356

SERVICES - 4.0%

ADVERTISING - 3.7%

CMG Information Services, Inc. (a)                        739,300                 57,296

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

SERVICES - CONTINUED

EDUCATIONAL SERVICES - 0.2%

Devry, Inc. (a)                                           81,500                 $ 2,150

Education Management Corp. (a)                            5,000                   229

                                                                                  2,379

PRINTING - 0.0%

Schawk, Inc. Class A                                      10,800                  155

SERVICES - 0.1%

Day Runner, Inc. (a)                                      20,300                  447

Hagler Bailly, Inc. (a)                                   72,000                  1,305

Regent Assisted Living, Inc. (a)                          17,600                  95

                                                                                  1,847

TOTAL SERVICES                                                                    61,677

TECHNOLOGY - 31.8%

COMMUNICATIONS EQUIPMENT - 3.4%

Andrew Corp. (a)                                          643,800                 10,301

Ascend Communications, Inc. (a)                           329,100                 18,491

Cisco Systems, Inc. (a)                                   78,675                  5,930

Lucent Technologies, Inc.                                 101,200                 8,710

OY Nokia AB sponsored ADR                                 18,100                  1,774

Plantronics, Inc. (a)                                     109,300                 7,186

                                                                                  52,392

COMPUTER SERVICES & SOFTWARE - 11.9%

America Online, Inc.                                      38,700                  3,389

At Home Corp. Series A (a)                                139,300                 8,114

Cadence Design Systems, Inc. (a)                          201,700                 5,673

CompUSA, Inc. (a)                                         143,400                 2,124

CSG Systems International, Inc. (a)                       58,100                  3,646

Data Transmission Network Corp. (a)                       118,700                 3,242

Inktomi Corp. (a)                                         5,700                   755

Intuit, Inc. (a)                                          10,100                  585

Lycos, Inc. (a)                                           430,450                 25,397

Macromedia, Inc. (a)                                      38,800                  1,084

Microsoft Corp. (a)                                       255,600                 31,183

National Computer Systems, Inc.                           33,700                  1,108

New Era of Networks, Inc. (a)                             10,100                  747

Novell, Inc. (a)                                          50,700                  840

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE - CONTINUED

Quadramed Corp. (a)                                       25,400                 $ 610

Rational Software Corp. (a)                               602,000                 13,658

RealNetworks, Inc.                                        203,700                 7,741

Sabre Group Holdings, Inc. Class A (a)                    186,000                 7,382

Synopsys, Inc. (a)                                        45,500                  2,156

Transaction Systems Architects, Inc. Class A (a)          86,800                  3,298

Tyler Corp. (a)                                           560,900                 3,751

Yahoo!, Inc. (a)                                          293,500                 56,352

                                                                                  182,835

COMPUTERS & OFFICE EQUIPMENT - 4.1%

CDW Computer Centers, Inc. (a)                            43,600                  3,532

Compaq Computer Corp.                                     181,100                 5,886

Diebold, Inc.                                             10,800                  371

HMT Technology Corp. (a)                                  26,300                  299

Ingram Micro, Inc. Class A (a)                            105,500                 4,484

International Business Machines Corp.                     106,800                 17,622

Maxtor Corp. (a)                                          124,800                 1,724

Read-Rite Corp. (a)                                       94,400                  1,269

Seagate Technology, Inc. (a)                              703,100                 20,741

Symbol Technologies, Inc.                                 26,650                  1,299

Unisys Corp. (a)                                          211,800                 6,036

                                                                                  63,263

ELECTRONIC INSTRUMENTS - 3.1%

Advantest Corp.                                           51,500                  3,438

Applied Materials, Inc. (a)                               268,300                 10,397

KLA-Tencor Corp. (a)                                      575,700                 19,610

Teradyne, Inc. (a)                                        451,200                 14,467

                                                                                  47,912

ELECTRONICS - 9.3%

Analog Devices, Inc. (a)                                  673,900                 13,773

Arm Holdings PLC sponsored ADR (a)                        11,700                  632

Broadcom Corp. Class A                                    5,000                   447

Intel Corp.                                               388,100                 41,769

Linear Technology Corp.                                   120,400                 8,436

Maxim Integrated Products, Inc. (a)                       43,600                  1,711

Micron Technology, Inc. (a)                               866,600                 35,801

Molex, Inc.                                               20,200                  728

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Rambus, Inc. (a)                                          53,500                 $ 4,738

RF Micro Devices, Inc. (a)                                14,500                  429

Taiwan Semiconductor Manufacturing Co. Ltd. ADR (a)       21,300                  320

Texas Instruments, Inc.                                   77,600                  5,927

Tokyo Electron Ltd.                                       140,000                 5,230

Vitesse Semiconductor Corp. (a)                           201,100                 7,164

Xilinx, Inc. (a)                                          299,700                 15,210

                                                                                  142,315

TOTAL TECHNOLOGY                                                                  488,717

TRANSPORTATION - 2.1%

RAILROADS - 1.9%

Kansas City Southern Industries, Inc.                     20,200                  862

Union Pacific Corp.                                       589,500                 28,664

                                                                                  29,526

SHIPPING - 0.1%

Alexander & Baldwin, Inc.                                 18,800                  432

Knightsbridge Tankers Ltd.                                22,000                  468

                                                                                  900

TRUCKING & FREIGHT - 0.1%

Hunt (J.B.) Transport Services, Inc.                      58,800                  1,117

TOTAL TRANSPORTATION                                                              31,543

UTILITIES - 3.5%

CELLULAR - 0.3%

Nextel Communications, Inc. Class A (a)                   91,000                  1,957

Vodafone Group PLC sponsored ADR                          24,100                  3,559

                                                                                  5,516

ELECTRIC UTILITY - 0.2%

Black Hills Corp.                                         70,150                  1,732

Korea Electric Power Corp. ADR                            17,400                  237

Niagara Mohawk Power Corp. (a)                            32,300                  497

                                                                                  2,466

TELEPHONE SERVICES - 3.0%

AT&T Corp.                                                77,400                  4,823

COMMON STOCKS - CONTINUED

                                                         SHARES                  VALUE (NOTE 1)
                                                                                 (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

IXC Communications, Inc.                                  158,900                $ 4,350

MCI WorldCom, Inc. (a)                                    202,600                 11,953

McLeodUSA, Inc. Class A (a)                               35,900                  1,111

Qwest Communications International, Inc. (a)              326,346                 13,054

RCN Corp. (a)                                             202,900                 3,449

Sprint Corp.:

(FON Group)                                               51,300                  3,732

(PCS Group) (a)                                           25,650                  410

WinStar Communications, Inc. (a)                          123,300                 3,437

                                                                                  46,319

TOTAL UTILITIES                                                                   54,301

TOTAL COMMON STOCKS                                                               1,458,359
(Cost $1,089,558)


CASH EQUIVALENTS - 5.1%



Taxable Central Cash Fund (b)                             78,004,830             78,005
(Cost $78,005)

TOTAL INVESTMENT IN SECURITIES - 100%                                          $ 1,536,364
(Cost $1,167,563)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $1,177,453,000. Net unrealized appreciation aggregated $358,911,000, of which $422,661,000 related to appreciated investment securities and $63,750,000 related to depreciated investment securities.
The fund hereby designates approximately $103,185,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS)                         NOVEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,167,563) -                        $ 1,536,364
SEE ACCOMPANYING SCHEDULE

CASH                                                                           149

RECEIVABLE FOR INVESTMENTS SOLD                                                26,050

RECEIVABLE FOR FUND SHARES SOLD                                                1,412

DIVIDENDS RECEIVABLE                                                           708

INTEREST RECEIVABLE                                                            312

OTHER RECEIVABLES                                                              172

 TOTAL ASSETS                                                                  1,565,167

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                   $ 16,437

PAYABLE FOR FUND SHARES REDEEMED                                     13,180

ACCRUED MANAGEMENT FEE                                               583

OTHER PAYABLES AND ACCRUED EXPENSES                                  311

COLLATERAL ON SECURITIES LOANED, AT VALUE                            3,474

 TOTAL LIABILITIES                                                             33,985

NET ASSETS                                                                    $ 1,531,182

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                               $ 1,014,729

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                          147,652
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                      368,801
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 60,602 SHARES OUTSTANDING                                     $ 1,531,182

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                 $25.27
($1,531,182 (DIVIDED BY) 60,602 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $25.27)                         $26.05


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                                                   $ 7,624
DIVIDENDS

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $38)              3,128

 TOTAL INCOME                                                        10,752

EXPENSES

MANAGEMENT FEE                                            $ 9,774
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    (286)

TRANSFER AGENT FEES                                        2,824

ACCOUNTING AND SECURITY LENDING FEES                       612

NON-INTERESTED TRUSTEES' COMPENSATION                      6

CUSTODIAN FEES AND EXPENSES                                80

REGISTRATION FEES                                          55

AUDIT                                                      30

LEGAL                                                      6

MISCELLANEOUS                                              5

 TOTAL EXPENSES BEFORE REDUCTIONS                          13,106

 EXPENSE REDUCTIONS                                        (438)     12,668

NET INVESTMENT INCOME (LOSS)                                         (1,916)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     152,315

 FOREIGN CURRENCY TRANSACTIONS                             (12)      152,303

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     91,060

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              1         91,061

NET GAIN (LOSS)                                                      243,364

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                     $ 241,448
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                    YEAR ENDED     YEAR ENDED
                                                        NOVEMBER 30,   NOVEMBER 30,
                                                        1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ (1,916)      $ (1,894)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                152,303        223,001

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    91,061         28,072

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         241,448        249,179
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS    (182,103)      (33,239)

SHARE TRANSACTIONS                                       450,687        730,532
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           176,758        32,549

 COST OF SHARES REDEEMED                                 (685,294)      (715,879)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         (57,849)       47,202
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                1,496          263,142

NET ASSETS

 BEGINNING OF PERIOD                                     1,529,686      1,266,544

 END OF PERIOD                                          $ 1,531,182    $ 1,529,686

OTHER INFORMATION
SHARES

 SOLD                                                    19,108         31,323

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 8,371          1,637

 REDEEMED                                                (29,373)       (31,384)

 NET INCREASE (DECREASE)                                 (1,894)        1,576




FINANCIAL HIGHLIGHTS
                                               YEARS ENDED NOVEMBER 30,

                                    1998     1997     1996      1995      1994
SELECTED PER-SHARE DATA

NET ASSET VALUE,                    $ 24.48  $ 20.79  $ 18.11   $ 12.30   $ 11.97
BEGINNING OF PERIOD

INCOME FROM
INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) C      (.03)    (.03)    (.03)     (.02) D   (.01)

 NET REALIZED AND                    3.74     4.27     4.15      6.12      .64
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    3.71     4.24     4.12      6.10      .63

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN              (2.92)   (.55)    (1.44)    (.29)     (.30)

NET ASSET VALUE, END OF PERIOD      $ 25.27  $ 24.48  $ 20.79   $ 18.11   $ 12.30

TOTAL RETURN A, B                    17.55%   21.01%   24.88%    50.92%    5.33%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 1,531  $ 1,530  $ 1,267   $ 544     $ 312
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE         .86%     .99%     1.07%     1.20%     1.32%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .83% E   .94% E   1.03% E   1.18% E   1.29% E
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME       (.13)%   (.13)%   (.17)%    (.15)%    (.05)%
(LOSS) TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              121%     142%     158%      176%      199%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $0.01PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity New Millennium Fund (the fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on May 15, 1996, the fund was closed to new accounts. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends, net operating loss and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND - CONTINUED
only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,759,816,000 and $1,955,389,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .62% of average net assets after the performance adjustment.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $638,000 on sales of shares of the fund of which $637,000 was retained.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $358,000 for the period.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan.
At period end, the value of the securities loaned and the value of collateral amounted to $3,272,000 and $3,474,000, respectively.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $405,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $14,000 and $19,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity New Millennium Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Millennium Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity New Millennium Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
PAY DATE             12/29/97 1/5/98 12/21/98 1/11/99
RECORD DATE          12/26/97 1/2/98 12/18/98 1/8/99
DIVIDENDS            -        -      -        -
SHORT-TERM
CAPITAL GAINS        $1.87    $.03   -        -
LONG-TERM
CAPITAL GAINS        $.98     $.04   $1.87    $.07
LONG-TERM
CAPITAL GAIN PERCENTAGES:
28% rate             52.47%   -      -        -
20% rate             47.53%   100%   100%     100%

A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on January 13, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting. PROPOSAL 1
To elect as Trustees the following twelve nominees.
               # OF               % OF
               VOTES CAST         VOTES CAST
RALPH F. COX
AFFIRMATIVE    6,724,088,439.90   93.797

WITHHELD       444,634,588.31     6.203

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE    6,721,351,878.03   93.759

WITHHELD       447,371,150.18     6.241

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

ROBERT M. GATES
AFFIRMATIVE    6,720,948,137.62   93.754

WITHHELD       447,774,890.59     6.246

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
EDWARD C. JOHNSON 3D
AFFIRMATIVE    6,722,591,433.36   93.777

WITHHELD       446,131,594.85     6.223

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

E. BRADLEY JONES
AFFIRMATIVE    6,712,908,507.76   93.641

WITHHELD       455,814,520.45     6.359

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

DONALD J. KIRK
AFFIRMATIVE    6,725,717,309.70   93.820

WITHHELD       443,005,718.51     6.180

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
 PETER S. LYNCH
AFFIRMATIVE    6,725,505,075.80   93.817

WITHHELD       443,217,952.41     6.183

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    6,726,580,201.40   93.832

WITHHELD       442,142,826.81     6.168

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    6,716,677,393.94   93.694

WITHHELD       452,045,634.27     6.306

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
MARVIN L. MANN
AFFIRMATIVE    6,726,004,407.95   93.824

WITHHELD       442,718,620.26     6.176

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

ROBERT C. POZEN
AFFIRMATIVE    6,725,528,051.25   93.817

WITHHELD       443,194,976.96     6.183

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    6,719,510,724.55   93.734

WITHHELD       449,212,303.66     6.266

ABSTAIN        14,482.44          .000

TOTAL          7,168,737,510.65   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    765,925,370.94   95.749

AGAINST        8,779,299.29     1.098

ABSTAIN        25,221,963.80    3.153

TOTAL          799,926,634.03   100.000

PROPOSAL 3
To adopt an Amended and Restated Declaration of Trust.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    6,096,875,296.08   85.266

AGAINST        326,513,059.73     4.567

ABSTAIN        727,015,100.07     10.167

TOTAL          7,150,403,455.88   100.000

BROKER         18,334,054.77
 NON-VOTES

PROPOSAL 4
To approve an amended management contract.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    729,748,297.71   91.227

AGAINST        29,762,445.29    3.721

ABSTAIN        40,415,891.03    5.052

TOTAL          799,926,634.03   100.000

PROPOSAL 5
To approve a Distribution and Service Plan pursuant to Rule 12b-1.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    703,902,416.43   87.996

AGAINST        51,766,069.55    6.471

ABSTAIN        44,258,148.05    5.533

TOTAL          799,926,634.03   100.000

PROPOSAL 6
To amend the fundamental investment limitation concerning
diversification to exclude securities of other investment companies from the limitation.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    701,752,965.55   89.785

AGAINST        39,662,880.11    5.075

ABSTAIN        40,176,733.60    5.140

TOTAL          781,592,579.26   100.000

BROKER         18,334,054.77
 NON-VOTES

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19200 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Neal P. Miller, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

NMF-ANN-0199  69116
1.539033.101

CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
ContrafundSM
ContrafundSM II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantSM Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com